As Filed with the Securities and Exchange Commission on October 7, 1997

                      SECURITIES ACT FILE NO. 333-30131
                  INVESTMENT COMPANY ACT FILE NO. 811-08271
                   U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /X/

Pre-Effective Amendment No.                  / 2 /

Post-Effective Amendment No.                 /   /

                                            AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

Amendment No.                              / 2 /

                         FRANKLIN FLOATING RATE TRUST
              (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD. SAN MATEO, CA 94404
                   (Address of Principal Executive Office)

Registrant's Telephone Number, Including Area Code (650) 312-2000

       Harmon E. Burns, 777 Mariners Island Blvd., San Mateo, CA 94404
              (NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS)

With a copy to:
                  Merrill R. Steiner, Esq.
                  Stradley, Ronon, Stevens & Young, LLP
                  2600 One Commerce Square
                  Philadelphia, PA 19103-7098

                 Approximate Date of Proposed Public Offering
   AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

If any securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: /X/


                              CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------
                                     Proposed      Proposed
Title of                             Maximum       Maximum
Securities                           Offering      Aggregate      Amount of
Being             Amount Being       Price         Offering       Registration
Registered         Registered        Per Unit(1)   Price          Fee
================================================================================
Common Stock, par
value $0.01      10,000,000 SHARES   $10.00        $100,000,000   $30,303*
                 -----------------
================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.
THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE. *Previously paid


                         FRANKLIN FLOATING RATE TRUST
                        FORM N-2 CROSS REFERENCE SHEET
                                PART A - N-2
ITEM
NUMBER  CAPTION                           PROSPECTUS CAPTION


1.      Outside Front Cover               Outside Front Cover of Prospectus

2.      Inside Front and Outside Back     Not Applicable
        Cover Page

3.      Fee Table and Synopsis            Expense Summary; Prospectus Summary

4.      Financial Highlights              Not Applicable

5.      Plan of Distribution              Outside Front Cover, Prospectus
                                          Summary; How to Buy Common Shares of
                                          the Fund; Valuation of Common
                                          Shares; Description of Common Shares

6.      Selling Shareholders              Not Applicable

7.      Use of Proceeds                   How Proceeds from Sales of Common
                                          Shares Are Used; What Kinds of
                                          Securities Does the Fund Purchase?;
                                          Prospectus Summary

8.      General Description of the        Prospectus Summary; Information
        Registrant                        About the Fund; What Kinds of
                                          Securities Does the Fund Purchase?;
                                          What Are the Investment Restrictions
                                          on the Fund?; What are the Risks of
                                          This Investment; Description of
                                          Common Shares

9.      Management                        Who Manages the Fund?; Trustees and
                                          Officers; Description of Common
                                          Shares

10.     Capital Stock, Long-Term Debt,    Dividends and Distributions to
        and Other Securities              Shareholders; Taxation of the Fund
                                          and its Shareholders; Description of
                                          Common Shares

11.     Defaults and Arrears on Senior    Not Applicable
        Securities

12.     Legal Proceedings                 Not Applicable

13.     Table of Contents of the          Not Applicable
        Statement of  Additional
        Information



                         FRANKLIN FLOATING RATE TRUST
                        FORM N-2 CROSS REFERENCE SHEET
                                 PART B - N-2

ITEM
NUMBER           CAPTION                       PROSPECTUS CAPTION

14.        Cover Page                      Not Applicable

15.        Table of Contents               Not Applicable

16.        General Information and         Not Applicable
           History

17.        Investment Objective and        Prospectus Summary; What Kinds of
           Policies                        Securities Does the Fund Purchase?;
                                           What Are the Investment Restrictions
                                           on the Fund?; Portfolio Transactions
                                           by the Fund

18.        Management                      Who Manages the Fund?

19.        Control Persons and Principal   Description of Common Shares
           Holders of Securities

20.        Investment Advisory and Other   Who Manages the Fund?
           Services

21.        Brokerage Allocation and        Portfolio Transactions by the Fund
           Other Practices

22.        Tax Status                      Taxation of the Fund and its
                                           Shareholders

23.        Financial Statements            Financial Statements

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.


FRANKLIN FLOATING RATE TRUST
PROSPECTUS

OCTOBER 8, 1997

777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA  94403-7777 1-800/DIAL BEN

INVESTMENT OBJECTIVE


Franklin Floating Rate Trust (the "Fund") is a closed-end investment company whose goal is to provide as high a level of current income and preservation of amounts invested in the Fund by shareholders ("capital") as is consistent with investment primarily in floating rate or variable rate senior secured corporate loans ("Corporate Loans")(including participation interests in Corporate Loans or assignments of Corporate Loans as more fully described below) or senior secured debt securities ("Corporate Debt Securities") that are determined by Franklin Advisers, Inc. ("Advisers"), the Fund's investment manager, to be suitable investments for the Fund based on Advisers' credit analysis. At least 65% of the Fund's total assets will be invested in such loans, interests, assignments or debt securities that are rated B or higher by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated, determined to be of comparable quality by Advisers.


Corporate Loans, as more fully described below, are loans made to corporations that (i) are secured by collateral that the corporation pledges to the lenders to become the property of the lenders in case the corporation defaults in paying interest or principal on the loan and (ii) will, in most instances, hold the most senior position in the capitalization structure of the corporation, meaning that the lenders as creditors of the corporation will have priority over all other creditors in recovering the loan proceeds from the assets of the corporation in case the corporation becomes insolvent. Corporate Debt Securities, as more fully described below, are obligations entered into by corporations granting the securityholders, in exchange for their investments in the corporation, the right to receive income from the corporation and the return of their investments in the corporation. The securityholders rights (i) are secured by collateral that the corporation pledges to the securityholders to become the property of the securityholders in case the corporation defaults in paying interest on the obligations or in repaying the amount of the investments to the securityholders and (ii) will, in most instances, hold the most senior position in the capitalization structure of the corporation, meaning that the securityholders as creditors of the corporation will have priority over all other creditors in recovering the loan proceeds from the assets of the corporation in case the corporation becomes insolvent.



The Fund may invest up to 100% of its portfolio in high yield, high risk, lower-rated, debt securities. These entail default and other risks greater than those associated with higher-rated securities. You should carefully assess the risks associated with an investment in the Fund in light of the securities in which the Fund invests. See "Prospectus Summary--Special Considerations and Risk Factors--Credit Risks Associated with Corporate Loans and Corporate Debt Securities." The Corporate Loans and Corporate Debt Securities in which the Fund invests are not lower-rated bonds, commonly referred to as "junk bonds," and have features that junk bonds generally do not have, including the features that Corporate Loans and Corporate Debt Securities are senior obligations of the issuer that are secured by collateral and generally are subject to certain restrictive covenants in favor of the lenders that invest in such loans or debt securities.

The SEC is currently considering a proposal that would require that any investment company whose name implies that the investment company invests primarily in a given type of securities, such as the Fund's investments in Corporate Loans or Corporate Debt Securities, must invest, under normal market conditions, no less than 80% of its total assets in that type of securities, rather than no less than 65% as is currently required. If the SEC adopts this proposal, the Fund will be required to invest, under normal market conditions, no less than 80% of its total assets in Corporate Loans (including participation interests in Corporate Loans or assignments of Corporate Loans) or Corporate Debt Securities and the risks that the Fund may not be able to meet such a high level of investment in such loans, interests or securities may increase as described in "Special Consideration and Risk Factors - Limited Availability of Corporate Loans, Participation Interests, Assignments and Corporate Debt Securities" below.

Shares representing a beneficial interest in the Fund ("Common Shares") will be offered initially, on the first day of the offering, expected to be October 8, 1997 unless delayed, at $10 per share without a front-end sales charge. At the conclusion of this first day, Common Shares will be paid for and issued and the Fund will commence investment operations. After the completion of the initial offering, the Fund expects to engage in a continuous offering of Common Shares at a price equal to the next determined Net Asset Value per share without a front-end sales charge. During the continuous offering of Common Shares, the price of the Common Shares will fluctuate, depending upon the Fund's Net Asset Value per share.


The Fund does not intend to list Common Shares on any national securities exchange or arrange for quotation of the Common Shares on any over-the-counter market and neither the Fund, Advisers nor Franklin/Templeton Distributors, Inc. ("Distributors") intends to make a secondary market in Common Shares at any time. Common Shares of the Fund have no history of public trading, and there is not expected to be any secondary trading market in Common Shares. Accordingly, an investment in Common Shares should be considered illiquid, which means that you will not be able to readily sell your Common Shares. See "Prospectus Summary - Special Considerations and Risk Factors - Illiquidity" and "Periodic Offers By The Fund To Repurchase Common Shares From Its Shareholders - Special Considerations of Repurchases," below.


To provide some shareholder liquidity, the Fund has adopted a fundamental policy that requires it to make quarterly repurchase offers to purchase a specified percentage (between 5% and 25%) of the Fund's outstanding Common Shares at the then-current Net Asset Value. The initial repurchase offer will occur in March, 1998. See "Periodic Offers by the Fund to Repurchase Common Shares From Its Shareholders."


The Fund has made an application to the SEC for an exemptive order (the "Exemptive Order") that would permit the Fund to impose an early withdrawal charge upon the repurchase of Common Shares within a set period after such shares were purchased. If the Fund receives the Exemptive Order and this Prospectus is revised accordingly, repurchases of Common Shares purchased after the date of the revised Prospectus and held for less than twelve months will be subject to a 1.00% early withdrawal charge subject to certain waivers as described in the revised Prospectus.

PROSPECTUS INFORMATION

This Prospectus is intended to provide you with clear and concise information about the Fund that you should know before investing. Please keep it for future reference.


COMMON SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND COMMON SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. COMMON SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE COMMON SHARES IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS AT THE ADDRESS AND TOLL-FREE TELEPHONE NUMBER LISTED ABOVE.


--------------- ---------------------- ----------- ----------------------
                 PRICE TO PUBLIC (1)     SALES     PROCEEDS TO FUND (3)
                                        LOAD (2)
--------------- ---------------------- ----------- ----------------------
                       $10.00            $0.00            $10.00
Per Share
--------------- ---------------------- ----------- ----------------------
                    $100,000,000         $0.00         $100,000,000
Total
--------------- ---------------------- ----------- ----------------------


(1) Common Shares are offered at a price equal to Net Asset Value, which initially is $10.00 per share, and are offered on a best efforts basis, meaning that the Fund will commence operations
         regardless   of  the  number  of  Common   Shares   sold.   See
         "Purchasing Common Shares of the Fund."


(2) Franklin Distributors, Inc., the Fund's distributor, will pay all sales commissions to selected dealers from its own assets.


(3) Before deduction of expenses payable by the Fund that are incurred to organize the Fund and to offer the Common Shares to investors, estimated at $124,000 and $22,300, respectively. Organizational expenses will remain a liability of the Fund and will be gradually reduced as a liability in equal installments over a period not to exceed 60 months from the date the Fund commences investment operations. Offering
         expenses   will  be  gradually reduced as a liability in equal
         installments over a period not to exced 12 months from the date the Fund commences investment operations.




FRANKLIN FLOATING RATE TRUST
OCTOBER 8, 1997


When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.



TABLE OF CONTENTS                                               PAGE


Expense Summary                                                 6
Prospectus Summary                                              7
Information About the Fund                                     19
How Proceeds from Sales of Common Shares Are Used              19
What Kinds of Securities Does the Fund Purchase?               19
What Are the Investment Restrictions on the Fund?              37
What Are the Risks of This Investment?                         38
How to Buy Common Shares of the Fund                           42
Periodic Offers by the Fund to Repurchase Common
  Shares From its Shareholders                                 44
Early Withdrawal Charge to Shareholders                        48
Who Manages the Fund?                                          49
Trustees and Officers                                          51
Portfolio Transactions by the Fund                             55
Dividends and Distributions to Shareholders                    57
Taxation of the Fund and its Shareholders                      59
Valuation of Common Shares                                     63
Description of Common Shares                                   64
Investment Performance Information                             66
Transaction Procedures and Special Requirements                67
Services to Help You Manage Your Account                       71
Additional General Information                                 73
Glossary - Useful Terms and Definitions                        73
 Appendix - Description of Corporate Bond Ratings              75
Financial Statements                                           77



EXPENSE SUMMARY

The following tables may assist you in understanding the direct and indirect expenses associated with investing in the Fund.

SHAREHOLDER TRANSACTION EXPENSES+
 Sales Charge (as a percentage of offering price)       None
 Early Withdrawal Charge                                None1


ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF DAILY NET ASSETS ATTRIBUTABLE TO COMMON SHARES)
Management Fees                                          0.65%*
 Other Expenses                                          0.60%
 Administration Fees                                     0.15%

 Total Annual Fund Operating Expenses                    1.40%
----------------------
1 If the Fund receives the Exemptive Order and the Prospectus is revised, an early withdrawal charge of 1.00% will be payable on tender and repurchase of Common Shares that have been purchased after the Prospectus has been revised and have been held for less than twelve months, as a percentage of the repurchase proceeds exclusive of reinvestments and capital appreciation in the account and subject to certain waivers described in the revised Prospectus.
+If your transaction is processed through your securities dealer, you may be charged a fee by your securities dealer for this service.
* Advisers has agreed in advance to limit its management fees and make certain payments to reduce the Fund's expenses so the Fund's total operating expenses do not exceed 1.40% for the current fiscal year. Without this reduction, contractual and expected management fees would be 0.80% and total Fund operating expenses would be 1.55%. After July 31, 1998, Advisers may end this arrangement at any time."


Other Expenses are based on estimated amounts for the current fiscal year. For a more detailed discussion of these fees, charges and expenses, you should refer to the appropriate sections of this Prospectus.

EXAMPLE

As a shareholder you would pay the following expenses if you invested $1,000 in Common Shares over various time periods. This example assumes a 5% annual rate of return on your investment:

                                       1 YEAR     3 YEARS   5 YEARS    10 YEARS
                                       ------     -------   -------    --------
Assuming no tender of Common Shares
for
repurchase by the Fund                 $14        $44       $77        $168

Assuming tender of Common Shares for
repurchase by the Fund on last day of
period and, for the one-year period,
imposition of the early withdrawal
charge                                 $24

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF EXPENSES YOU WOULD PAY IN THE FUTURE AS A SHAREHOLDER OF THE FUND. THE EXPENSES YOU WOULD PAY MAY BE MORE OR LESS THAN THOSE SHOWN. Federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.


                          PROSPECTUS SUMMARY


THE FOLLOWING SUMMARIZES MORE DETAILED INFORMATION THAT IS COVERED ELSEWHERE IN THIS PROSPECTUS. YOU SHOULD CAREFULLY CONSIDER THE MORE DETAILED INFORMATION, WHICH IS MORE COMPLETE. FOR A MORE DETAILED DISCUSSION OF RISKS OF INVESTING IN THE FUND, SEE "SPECIAL CONSIDERATIONS AND RISK FACTORS" BELOW.


THE FUND Franklin Floating Rate Trust (the "Fund") is a newly-organized, continuously offered, investment company, organized as a Delaware business trust on May 20, 1997. As a non-diversified, closed-end management investment company, the Fund's principal business is investing assets on an ongoing managed basis; the Fund does not issue redeemable shares (shares that may be redeemed at any time); and the Fund is not limited by investment company law as to the percentage of its assets that may be invested in any single issuer of securities. See "Information About the Fund" below.

INITIAL AND CONTINUOUS OFFERING Franklin/Templeton Distributors, Inc. ("Distributors") and other securities dealers that have entered into selected dealer agreements with Distributors, will offer and sell Common Shares of the Fund on a continuous basis beginning with an initial offering on October 8, 1997, unless the initial offering date is delayed. The public offering price of Common Shares initially will be $10.00 per share without a front-end sales charge.


After the initial offering, the Fund will engage in a continuous offering of Common Shares at a price equal to the next determined Net Asset Value per share without a front-end sales charge. The minimum initial purchase during the initial and continuous offering periods is $1,000 and the minimum subsequent investment in the continuous offering is $50. The Fund reserves the right to waive or modify the initial and subsequent minimum investment requirements at any time. Any purchase order may be rejected by Distributors or the Fund and Distributors or the Fund may suspend the continuous offering of Common Shares at any time.


The Fund does not intend to list Common Shares on any national securities exchange or arrange for quotation of Common Shares on any over-the-counter market. The Fund will, on a quarterly basis, make tender offers to repurchase a portion of the Common Shares from shareholders. If the Fund receives the Exemptive Order and this Prospectus is revised accordingly, an early withdrawal charge payable to Distributors will be imposed on the repurchase proceeds of certain Common Shares that were purchased after the Prospectus has been revised and that have been held for less than twelve months and are tendered by shareholders and accepted for repurchase by the Fund. See "How to Buy Common Shares of the Fund" and "Early Withdrawal Charge to Shareholders."


INVESTMENT OBJECTIVE AND POLICIES The Fund's investment objective is to provide as high a level of current income and preservation of capital as is consistent with investment primarily in senior secured corporate loans ("Corporate Loans") (including participation interests in Corporate Loans ("Participation Interests") or assignments of Corporate Loans ("Assignments"), as more fully described below) and senior secured debt securities ("Corporate Debt Securities") that are determined by Franklin Advisers, Inc., the Fund's investment manager ("Advisers") to be suitable investments for the Fund based on Advisers' credit analysis. At least 65% of the Fund's total assets will be invested in such loans, interests, assignments or debt securities that are rated B or higher by an NRSRO or, if unrated, determined to be of comparable quality by Advisers. The Fund may, however, invest up to 35% of its total assets in such investments that are rated less than B by an NRSRO or, if unrated, of comparable quality, if Advisers' determines that such investment is suitable for the Fund based on Advisers' independent credit analysis. Under normal market conditions, the Fund will invest primarily, that is, at least 65% of its total assets, in Corporate Loans and Corporate Debt Securities made to or issued by U.S. companies and U.S. subsidiaries of non-U.S. corporations, partnerships and other entities ("Borrowers") that: (i) have variable interest rates which adjust to a base interest rate, such as the London InterBank Offered Rate ("LIBOR") or the Certificate of Deposit ("CD") rate on set dates; (ii) have interest rates that float at a margin above a generally recognized base lending interest rate such as the prime rate ("Prime Rate") of a designated U.S. bank; or (iii) have one of the foregoing interest rates and are convertible to fixed rate instruments; provided that upon conversion of any such loans or securities to fixed rate instruments, the Fund shall as promptly as is reasonable rebalance its investments to meet the 65% level described above.

Under normal market conditions, the Fund may invest up to 35% of its total assets in (i) senior loans and debt securities made on an unsecured basis to Borrowers that are judged by Advisers to be creditworthy("Unsecured Corporate Loans and Unsecured Corporate Debt Securities"), (ii) secured or unsecured short-term debt obligations (for example, commercial paper, CDs, or bankers' acceptances) rated within the four highest rating categories assigned by an NRSRO, or, if unrated, determined to be of comparable quality by Advisers,
(iii) fixed rate obligations of U.S. companies or U.S. subsidiaries of non-U.S. companies that are judged by Advisers to be creditworthy and that the Fund expects to swap to a floating rate structure, or (iv) cash.

The Fund has no restrictions on portfolio maturity, but it is anticipated that a majority of the Corporate Loans and Corporate Debt Securities in which the Fund will invest will have stated maturities ranging from three to ten years and the Fund's Corporate Loans and Corporate Debt Securities will have an expected average life of three to five years. The expected average life of the Corporate Loans and Corporate Debt Securities is less than their stated maturities because they are freely prepayable at par and prepayment is more likely because covenants of such Corporate Loans provide that the Lenders will have priority in prepayment in case of sales of assets of the Borrowers.


The Fund will invest in a Corporate Loan (including a Participation Interest or Assignment) or Corporate Debt Security only if, in Advisers' judgment, the Borrower can meet debt service on such Corporate Loan or Corporate Debt Security and will invest in an Unsecured Corporate Loan or Unsecured Corporate Debt Security only if the Borrower is judged by Advisers to be creditworthy under the same analysis as Advisers uses for Corporate Loans and Corporate Debt Securities.

A Corporate Loan in which the Fund may invest typically is negotiated and structured by a group of lenders ("Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions, one or more of which administers the Loan on behalf of all the Lenders (the "Agent Bank"). The investment of the Fund in a Corporate Loan may take one of three forms: (1) a direct investment in the Corporate Loan by the Fund as one of the Lenders; (2) a Participation Interest; or (3) an Assignment.

A direct investment in a Corporate Loan by the Fund as one of the Lenders is most advantageous to the Fund because such an investment is at par, that is, the Fund receives a return at the full interest rate for the Corporate Loan and does not have to pay a premium on the investment through its receipt of a return at a discounted interest rate, and, consequently, the Fund's return on such an investment will be greater. The Fund's investment in a Participation Interest or Assignment will normally receive a return at an interest rate that is less than the interest rate on the Corporate Loan to which the Participation Interest or Assignment relates and the Fund's return on such investment will not be as great as the Fund's return on a direct investment in a Corporate Loan. Direct investments in Corporate Loans are currently less available than investments through Participation Interests or Assignments and the Fund often may not be able to invest in Corporate Loans other than through Participation Interests or Assignments. The limited availability of direct investments in Corporate Loans and, to a lesser degree, of investments in Participation Interests or Assignments increases the risks that the Fund may not be able to invest 65% or more of it total assets as described above (and such risk would be increased if the SEC were to require that the Fund invest 80% or more of its total assets in accordance with the Fund's name as described above). See "Special Considerations and Risk Factors - Limited Availability of Corporate Loans, Participation Interests, Assignments and Corporate Debt Securities" below.


Participation Interests may be acquired from a Lender or other holders of Participation Interests ("Participants"). If the Fund purchases an Assignment from a Lender, the Fund will generally become a "Lender" for purposes of the relevant loan agreement, with direct contractual rights thereunder and under any related collateral security documents in favor of the Lenders. On the other hand, if the Fund purchases a Participation Interest either from a Lender or a Participant, the Fund will have a fractional interest in the Corporate Loan and will not have established any direct contractual relationship with the Borrower and the Fund is thus subject to the credit risk of both the Borrower and a Lender or Participant who sold the Participation Interest. The Fund will invest in Corporate Loans through the purchase of Participation Interests only if at the time of investment, the outstanding debt obligations of the Agent Bank and any Lenders and Participants interposed between the Fund and a Borrower are investment grade; i.e., rated in the four highest ratings categories assigned by an NRSRO such as BBB, A-3 or higher by S&P or Baa, P-3 or higher by Moody's, or, if unrated, determined to be of comparable quality in the judgment of Advisers. See "What Kinds of Securities Does the Fund Purchase?"


Corporate Debt Securities typically are in the form of notes or bonds issued in a public or private placement in the securities markets. Corporate Debt Securities will typically have substantially similar terms to Corporate Loans, but will not be in the form of Participations or Assignments.



Each Corporate Loan and Corporate Debt Security will generally be secured by collateral having a fair market value at least equal to 100% of the amount of such loan or debt security. The value of the collateral generally will be determined by customary valuation techniques considered appropriate in the judgment of Advisers. Although the terms of the Corporate Loans and Corporate Debt Securities require that the collateral be maintained at a value at least equal to 100% of the amount of such loan or debt security, the value of the collateral may decline subsequent to the Fund's investment in the loan or debt security. In the event of a default, the ability of the Lender to have access to the collateral may be limited by bankruptcy and other insolvency laws. There is no assurance that the liquidation of the collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of the investment and, possibly, its Net Asset Value.

The collateral may include (i) working capital assets, such as accounts receivable or inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks, copyrights and patent rights and (iv) security interests in securities of subsidiaries or affiliates. In the case of Corporate Loans to or Corporate Debt Securities of privately held companies, the companies' owners may provide additional security by giving personal guarantees of performance and/or agreeing to transfer other securities that they own to the Lenders if the loans or investments are not repaid in accordance with the terms of the loans or debt securities.


It is anticipated that a significant portion of the Corporate Loans and Corporate Debt Securities in which the Fund invests (which may be as much as 100% of the Fund's total assets) may be issued in highly leveraged transactions, such as leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. See "Prospectus Summary - Special Considerations and Risk Factors - Credit Risks Associated with Corporate Loans and Corporate Debt" and "What Are The Risks of This Investment? - Credit Risks" and "- Collateral Impairment."


INVESTMENT MANAGER Franklin Advisers, Inc. ("Advisers") manages the Fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. Advisers is wholly-owned by Franklin Resources, Inc. ("Resources"), a publicly owned holding company whose shares are listed and traded on the NYSE. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Together, Advisers and its affiliates manage over $215 billion in assets. See "Who Manages the Fund?"


ADMINISTRATOR Franklin Templeton Services, Inc. ("FT Services") provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly-owned subsidiary of Resources. See "Who Manages the Fund?"

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. ("Investor Services"), a wholly-owned subsidiary of Resources, is the Fund's shareholder servicing and transfer agent. Investor Services provides certain services to the holders of the Fund's Common Shares and acts as the Fund's transfer agent and dividend-paying agent. See "Who Manages the Fund?"

FEES AND EXPENSES The Fund will pay Advisers a monthly management fee at an annual rate of 0.80% of the average daily net assets of the Fund as defined below in "Who Manages the Fund?" The management fee, while higher than the fees paid by other management investment companies in general, is comparable to the fees paid by several similar, publicly offered, closed-end management investment companies with an investment objective and policies similar to those of the Fund.


Under its administration agreement, the Fund will pay FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets of $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion.


The Fund will pay Investor Services a monthly shareholder servicing fee at an annual rate of 0.40% of the average daily net assets of the Fund. See "Who Manages the Fund?"


DISTRIBUTIONS The Fund's policy will be to declare daily and pay monthly distributions to holders of Common Shares of substantially all net investment income of the Fund. Distributions to holders of Common Shares cannot be assured, and the amount of each monthly distribution is likely to vary. Net realized long-term capital gains, if any, are to be distributed to holders of Common Shares at least annually. Holders of Common Shares may elect to have distributions automatically reinvested in additional Common Shares. See "Dividends and Distributions to Shareholders," "Taxation of the Fund and its Shareholders."

PERIODIC OFFERS TO REPURCHASE COMMON SHARES FROM SHAREHOLDERS Common Shares will not be listed on any securities exchange or quoted on any over-the-counter market and it is not currently anticipated that a secondary market for Common Shares will develop. In view of this, the Fund will, as a fundamental policy of the Fund, offer each calendar quarter to repurchase a portion of the Common Shares from shareholders that tender such shares to the Fund. These offers are called tender offers (each, a "Tender Offer") and constitute an offer by the Fund to repurchase a portion of the Common Shares from shareholders at a price per share equal to the Net Asset Value per share of the Common Shares determined at the close of business on the day the Tender Offer terminates.

If the Fund receives the Exemptive Order and this Prospectus is revised accordingly, Common Shares purchased after the date of the revision to the Prospectus and that have been held for less than twelve months and are repurchased by the Fund pursuant to Tender Offers will be subject to an early withdrawal charge of 1.00% of the lesser of the then current Net Asset Value or the original purchase price of the Common Shares being tendered, subject to certain waivers, to be described in the revised Prospectus, for certain categories of shareholders or for Common Shares that are tendered in exchange for shares of other investment companies distributed by Distributors (the "Franklin Templeton Funds.") See "Periodic Offers by the Fund to Repurchase Common Shares from Its Shareholders" and "Early Withdrawal Charge to Shareholders" below.


SPECIAL CONSIDERATIONS AND RISK FACTORS:



FOREIGN INVESTMENTS. As noted above, the Fund may invest in Corporate Loans and Corporate Debt Securities that are made to U.S. subsidiaries of non-U.S. Borrowers, provided that any such Borrower is judged by Advisers to be creditworthy under the same analysis Advisers uses for U.S. Borrowers. The Fund similarly may invest in loans to and securities issued by U.S. Borrowers with significant non-U.S. dollar-denominated revenues, provided that the loans are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars. In all cases where the Corporate Loans or Corporate Debt Securities are not denominated in U.S. dollars, provision will be made for payments to the Lenders, including the Fund, in U.S. dollars pursuant to foreign currency swap arrangements. Loans to, and securities issued by, such U.S. subsidiaries of non-U.S. Borrowers or U.S. Borrowers may involve risks not typically involved in domestic investment including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans. Information with respect to U.S. subsidiaries of non-U.S. Borrowers may differ from that available with respect to U.S. Borrowers, since foreign companies are not generally subject to uniform accounting, auditing and financial reporting starndards, practices and requirements comparable to those applicable to U.S. Borrowers. In addition, the Fund may have more difficulty enforcing judgments in foreign countries with respect to U.S. subsidiaries of non-U.S. Borrowers.

INTEREST RATE FLUCTUATIONS. In general, the Net Asset Value of the shares of an investment company, like the Fund, that invests primarily in fixed-income securities changes as the general level of interest rates fluctuates.
Because the Fund will invest primarily in floating and variable rate Corporate Loans and Corporate Debt Securities and, to a lesser extent, short-term instruments, Advisers expects the value of the Fund to fluctuate less as a result of interest rate changes than would a portfolio of fixed-rate obligations. However, because variable interest rates reset only periodically, the Fund's Net Asset Value however, may fluctuate from time to time in the event of an imperfect correlation between either the interest rates on variable rate loans held by the Fund, or the variable interest rates on nominal amounts in the Fund's interest rate swap transactions, and prevailing interest rates. Also, defaults on Corporate Loans and Corporate Debt Securities and changes in the creditworthiness of Borrowers, and, in the case of Corporate Loans, in the creditworthiness of Lenders or Participants interposed between the Fund and the Borrowers could cause a decline in the Fund's Net Asset Value.

ILLIQUIDITY. As a newly-organized entity, the Fund has no operating history. The Fund does not intend to list Common Shares for trading on any national securities exchange. The Fund expects that there will be no secondary market for Common Shares and an investment in Common Shares should be considered illiquid. Under certain limited circumstances where certain regulatory requirements are met, the Board may, upon notice to the shareholders, suspend or postpone the quarterly Tender Offer by the Fund to repurchase Common Shares from the shareholders of the Fund. In such an event, it is unlikely that a holder of Common Shares will be able to otherwise sell Common Shares. Moreover, Distributors and other selected dealers are prohibited under applicable law from making a market in Common Shares while the Fund continues to make its public offering of Common Shares. To the extent a secondary market for Common Shares does develop, however, investors should be aware that the shares of closed-end funds frequently trade in the secondary market at a discount from their Net Asset Value. Should there be a secondary market for Common Shares, the market price in the secondary market of the shares may vary from Net Asset Value from time to time. Because the Fund intends to offer Common Shares continuously at a price equal to Net Asset Value, it is unlikely that Common Shares would trade at a premium to Net Asset Value should a secondary market for Common Shares develop. Because of the lack of a secondary market and the early withdrawal charge, the Fund is designed primarily for long-term investors and should not be considered a vehicle for short-term trading purposes.


NON-DIVERSIFICATION. The Fund has registered as a "non-diversified" investment company for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Fund will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Corporate Loans (including Assignments) of a single Borrower or Participations purchased from a single Lender subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Fund. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence. However, the Fund has no current intention of investing more than 15% of its assets in the obligations of any single Borrower. The Fund has taken measures which it believes significantly reduce its exposure to such risk. See "Information About the Fund," "What Kinds of Securities Does the Fund Purchase? -- Description of Participation Interests and Assignments" and "What Are the Investment Restrictions on the Fund."


LIMITED AVAILABILITY OF CORPORATE LOANS, PARTICIPATION INTERESTS, ASSIGNMENTS AND CORPORATE DEBT SECURITIES. The Fund's ability to invest 65% or more of its total assets in Corporate Loans, Participation Interests, Assignments and Corporate Debt Securities as described above is subject to certain risks based on the current limited availability of direct investments in Corporate Loans and, to a lesser degree, of investments in Participation Interests or Assignments. The limited availability of such investment products may be due to relatively high demand for a limited amount of such investment products, relatively limited allocations of such products by the direct Lenders and potentially limited access by new investors, such as the Fund, to such products. Also, the Lenders or the Agent Bank may have an interest in making available to investors such as the Fund the less desirable Corporate Loans, Participation Interests or Assignments and keeping the more desirable of such investments for their own inventory, thereby limiting the availability of the more desirable of such investments. During the period when the Fund is commencing operations, it is anticipated that the Fund will have $50 million or more to invest and may not be able to invest such large amounts in such limited investment products for six months or more after the Fund commences operations. Furthermore, if the Fund were to experience a large inflow of assets during any period after the initial period of commencing operations, the same problem of deploying such assets quickly and effectively would apply. Finally, the Fund has no current intention of investing more than 20% of its assets in the obligations of Borrowers in any single industry. The limited availability of Corporate Loans, Participation Interests, Assignments and Corporate Debt Securities may reduce the Fund's ability to invest readily 20% or less of its assets in the obligations of Borrowers in any single industry. See "Non-concentration in a Single Industry" below. To the extent that the Fund is not investing its assets primarily in Corporate Loans, Participation Interests, Assignments and Corporate Debt Securities due to the foregoing risks, the Fund may be unable to achieve its investment objective.


CREDIT RISKS ASSOCIATED WITH CORPORATE LOANS AND CORPORATE DEBT SECURITIES. The following describes the various credit risks associated with investments in Corporate Loans and Corporate Debt Securities.


NONPAYMENT OF SCHEDULED INTEREST OR PRINCIPAL PAYMENTS. The Corporate Loans, Corporate Debt Securities and other debt obligations in which the Fund may invest are subject to the risk of nonpayment of scheduled interest or principal payments. Corporate Loans and Corporate Debt Securities may also include senior obligations of a Borrower that is on the verge of bankruptcy or that are issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code provided that such senior obligations are determined by Advisers, upon its credit analysis, to be a suitable investment by the Fund. In the event that a nonpayment occurs, the Fund may experience a decline in the value of the debt obligations, resulting in a decline in the Net Asset Value of Common Shares. In the event of a default, the ability of the Lender to have access to the collateral may be limited by bankruptcy and other insolvency laws. There is no assurance that the liquidation of the collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. There is no assurance that the liquidation of collateral underlying Corporate Loans and Corporate Debt Securities will satisfy the related Borrowers' obligations in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily resold. The value of the collateral will be determined by reference to financial statements of the Borrower, by an independent appraisal, by obtaining the market value of such collateral (e.g., cash or securities) if it is readily ascertainable and/or by other customary valuation techniques considered appropriate in the judgment of Advisers., Borrowers are required to comply with the terms of the Corporate Loans and Corporate Debt Securities, including various restrictive covenants with respect to such loans or debt securities and acceleration in the repayment of such loans or debt securities may result in the case of a breach of such terms or covenants.

CREDIT RISKS, DEFAULT AND BANKRUPTCY. Corporate Loans and Corporate Debt Securities made in connection with highly leveraged transactions are subject to greater credit risks than other Corporate Loans and Corporate Debt Securities in which the Fund may invest. These credit risks include a greater possibility of default or bankruptcy of the Borrower and the assertion that the pledging of collateral to secure the loan constituted a fraudulent conveyance or preferential transfer that can be nullified or subordinated to the rights of other creditors of the Borrower under applicable law. Highly leveraged Corporate Loans and Corporate Debt Securities also may be less liquid than other Corporate Loans and Corporate Debt Securities.

CHANGES IN INTEREST RATES. Generally, changes in interest rates may affect the market value of debt investments, resulting in changes in the Net Asset Value of the shares of funds, like the Fund, investing in such investments. It is expected, however, that a portfolio consisting primarily of floating and variable rate Corporate Loans and Corporate Debt Securities and Unsecured Corporate Loans and Unsecured Corporate Debt Securities, and, normally to an extent of less than 35% of the Fund's total assets, short-term instruments, will experience less significant fluctuations in value as a result of interest rate changes than would a portfolio of medium or long-term fixed-rate obligations.

PREPAYMENTS. Prepayments of principal by Borrowers may result from a decline in interest rates or excess cash flow. Such prepayments may require that the Fund replace its Corporate Loan, Corporate Debt Security or other investment with a lower yielding security, which may adversely affect the Net Asset Value of the Fund.

ILLIQUIDITY. Some or all of the Corporate Loans and Corporate Debt Securities in which the Fund may invest will be considered to be illiquid, which means that the Fund may not be able to sell the Corporate Loans or Corporate Debt Securities within seven days in the ordinary course of business at the price at which the Fund values such securities. Highly leveraged Corporate Loans and Corporate Debt Securities also may be less liquid than other Corporate Loans and Corporate Debt Securities. This may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. To the extent that such investments are illiquid, the Fund may have difficulty disposing of portfolio securities and thus, have difficulty repurchasing Common Shares pursuant to Tender Offers, if any. The Board of the Fund will consider the liquidity of the Fund's portfolio securities in determining whether a Tender Offer should be made by the Fund and, if so, for what percentage of the Fund's outstanding Common Shares the Tender Offer should be made.

COMMITMENTS OF THE FUND TO MAKE ADDITIONAL PAYMENTS TO BORROWERS. Corporate Loans may be structured to include both term loans, which are fully funded at the time of the Fund's investment, and revolving credit facilities, which would require the Fund to make additional investments in the Corporate Loans as required under the terms of the credit facility. Where the Fund purchases a Participation, the Intermediate Participant, as defined below, may have the obligation to make future advances to the Borrower in connection with revolving credit facilities in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating sufficient investments in high quality, short-term, liquid instruments and to limit investments in such Corporate Loans or Participations to amounts that would not require commitments for future advances to exceed 20% of the Fund's total assets.


See "Valuation of Common Shares" for information with respect to the valuation of illiquid Corporate Loans and Corporate Debt Securities.


LEVERAGE AND BORROWINGS. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed) for the purpose of obtaining short-term credits in connection with Tender Offers by the Fund for Common Shares and for temporary, extraordinary or emergency purposes. While it has no current intention of doing so, the Fund may also borrow for the purpose of financing additional investments. Leverage creates certain risks for holders of Common Shares, including the risk of higher volatility in the Net Asset Value per share of Common Shares. Under certain conditions, the benefit of leverage to holders of Common Shares would be reduced and the Fund's leveraged capital structure could result in a lower rate of return to holders of Common Shares than if the Fund were not leveraged. The rights of any lenders to the Fund to receive payments of interest on, and repayments of principal of, such borrowings will be senior to those of the holders of Common Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Common Shares in certain circumstances. Furthermore, the terms of any such borrowings may, and the provisions of the 1940 Act do (in certain circumstances), grant lenders certain voting rights in the event of default in the payment of interest or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio securities, intends to repay the borrowings. Interest payments and fees incurred in connection with any such borrowings will reduce the amount of net income available for payment to the holders of Common Shares.


CREDIT RISKS ASSOCIATED WITH INVESTMENTS IN PARTICIPATION INTERESTS. As described in this Prospectus, the Fund will purchase Participation
Interests. With respect to any given Corporate Loan, the terms of related Participation Interests are arrived at through private negotiations between the Fund and the seller of such an interest in a Corporate Loan, and may result in the Fund having rights which differ from, and are more limited than, the rights of Lenders or of persons who acquire such interests by Assignment. Participation Interests typically result in the Fund having a contractual relationship with the Lender selling the Participation Interests, but not with the Borrower. In the event of the insolvency of the Lender selling the Participation Interest, the Fund may be treated as a general creditor of such Lender, and may not have any exclusive or senior claim with respect to such Lender's interest in, or the collateral with respect to, the Corporate Loan. As such, the Fund may incur the credit risk of the Lender selling the Participation Interest in addition to the credit risk of the Borrower with respect to the Corporate Loan. Consequently, the Fund may not benefit directly from the security provided by the collateral supporting the Corporate Loan with respect to which such Participation Interest was sold. The Fund has implemented measures designed to reduce such risk. The Fund may pay a fee or forgo a portion of interest payments when acquiring Participation Interests or Assignments. See "What Kinds of Securities Does the Fund Purchase?"

CERTAIN INVESTMENT PRACTICES. The Fund may use various investment practices that involve special considerations, including lending its portfolio securities, entering into when-issued and delayed delivery transactions and entering into repurchase agreements. In addition, the Fund has the authority to engage in interest rate and other hedging and risk management transactions. For further discussion of these practices and associated special considerations, see "What Kinds of Securities Does the Fund Purchase."

ANTI-TAKEOVER PROVISIONS. The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving holders of Common Shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Description of Common Shares -- Certain Anti-Takeover Provisions of the Declaration of Trust."

                          INFORMATION ABOUT THE FUND


Franklin Floating Rate Trust (the "Fund") is a newly-organized, continuously offered, non-diversified, closed-end management investment company that was organized as a Delaware business trust on May 20, 1997. The Fund's principal office is located at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777 and its telephone number is 1-800/DIAL BEN.



                          HOW PROCEEDS FROM SALES OF
                            COMMON SHARES ARE USED


Assuming all Common Shares currently registered with the SEC under the Securities Act of 1933, as amended (the "1933 Act") are sold in the offering, the net proceeds from the sale of Common Shares offered hereby will be approximately $100 million after payment of organizational and offering expenses by the Fund and will be invested in accordance with the Fund's investment objective and policies within approximately six months after the initial offering of Common Shares, depending on the availability of Corporate Loans and Corporate Debt Securities and other relevant conditions. Pending such investment, it is anticipated that the proceeds will be invested in short-term debt obligations or instruments in which the Fund may normally invest no more than 35% of its total assets as described below. Investments in such short-term debt obligations or investments will reduce the Fund's yield. See "Special Considerations and Risk Factors - Limited Availability of Corporate Loans, Participation Interests, Assignments and Cooperate Debt Securities" and "What Kinds of Securities Does the Fund Purchase?"


               WHAT KINDS OF SECURITIES DOES THE FUND PURCHASE?

(Some of the capitalized terms used in this section are defined in "Prospectus Summary" above.) The Fund's investment objective is to provide as high a level of current income and preservation of capital as is consistent with investment primarily in senior secured Corporate Loans and Corporate Debt Securities determined by Advisers to be suitable for investment by the Fund based on Advisers' credit analysis. This is a fundamental policy of the Fund, which means that it may not be changed without a vote of majority of the outstanding shares of the Fund. There can be no assurance that the investment objective of the Fund will be achieved.


Except during interim periods pending investment of the net proceeds of the initial public offering of the Fund's securities and during temporary defensive periods when, in the opinion of Advisers, suitable Corporate Loans and Corporate Debt Securities are not available for investment by the Fund or prevailing market or economic conditions warrant, the Fund will invest at least 65% of its total assets in Corporate Loans and Corporate Debt Securities made to or issued by Borrowers (which may include U.S. companies and U.S. subsidiaries of non-U.S. companies), that: (i) have variable rates which adjust to a base rate, such as the LIBOR or the CD rate on set dates, typically every 30 days but not to exceed one year; (ii) have interest rates that vary at a set margin above a generally recognized base lending interest rate such as the Prime Rate of a designated U.S. bank; or (iii) have one of the foregoing interest rates and are convertible to fixed rate instruments; provided that upon conversion of any such loans or securities to fixed rate instruments, the Fund shall as promptly as is reasonable rebalance its investments to meet the 65% level described above. At least 65% of its total assets will be invested in such loans, interests, assignments or debt securities that are rated B or higher by an NRSRO or, if unrated, determined to be of comparable quality by Advisers. The Fund may, however, invest up to 35% of its total assets in such investments that are rated less than B by an NRSRO or, if unrated, of comparable quality, if Advisers determines that such investment is suitable for the Fund based on Advisers' independent credit analysis.


The Fund may invest up to 35% of its total assets in any of the following:
(a) senior loans made and notes issued on an unsecured basis to Borrowers that are judged by Advisers to be creditworthy ("Unsecured Corporate Loans" and "Unsecured Corporate Debt Securities"); (b) secured or unsecured short-term debt obligations including, but not limited to, U.S. Government and Government agency securities (some of which may not be backed by the full faith and credit of the United States), bank money instruments (such as certificates of deposit and bankers' acceptances), corporate and commercial obligations (such as commercial paper and medium-term notes) and repurchase agreements, none of which are required to be secured but all of which will be (or counterparties associated therewith will be) investment grade (rated Baa, P-3 or higher by Moody's or BBB, A-3 or higher by S&P or, if unrated, determined to be of comparable quality in the judgment of Advisers); (c) fixed-rate obligations which the Fund will swap for a floating rate structure; or (d) cash.

Securities rated Baa, BBB, P-3 or A-3 are considered to have adequate capacity for payment of principal and interest, but are more susceptible to adverse economic conditions than higher rated securities and, in the case of securities rated BBB or Baa (or comparable unrated securities), have speculative characteristics. Such securities or cash will not exceed 35% of the Fund's total assets except (i) during interim periods pending investment of the net proceeds of public offerings of the Fund's securities, (ii) pending reinvestment of proceeds of the sale of a security, and (iii) during temporary defensive periods when, in the opinion of Advisers, suitable Corporate Loans and Corporate Debt Securities are not available for investment by the Fund or prevailing market or economic conditions warrant. Investments in Unsecured Corporate Loans and Unsecured Corporate Debt Securities will be made on the same basis as investments in Corporate Loans and Corporate Debt Securities as described herein, except with respect to collateral requirements. To a limited extent, incidental to and in connection with its lending activities, the Fund also may acquire warrants and other equity securities.

The Fund has no restrictions on portfolio maturity, but it is anticipated that a majority of the Corporate Loans and Corporate Debt Securities in which it will invest will have stated maturities ranging from three to ten years. However, Corporate Loans usually will require, in addition to scheduled payments of interest and principal, the prepayment of the Corporate Loan from excess cash flow, as discussed above, and may permit the Borrower to prepay at its election. The degree to which Borrowers prepay Corporate Loans, whether as a contractual requirement or at their election, cannot be predicted with accuracy, and may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Lenders, among other factors. However, it is anticipated that the Fund's Corporate Loans and Corporate Debt Securities will have an average expected life of three to five years. See "Description of Corporate Loans and Corporate Debt Securities."


BENEFITS OF INVESTING IN THE FUND. Investment in Common Shares of the Fund offers several benefits. The Fund offers investors the opportunity to receive a high level of current income by investing in a professionally managed portfolio comprised primarily of Corporate Loans, a type of investment typically not available directly to individual investors. In managing the Fund, Advisers provides the Fund and its shareholders with professional credit analysis and portfolio diversification. (The Fund provides a degree of diversification, but not to the extent that the Fund is deemed a diversified investment company under the 1940 Act. The Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, but has no current intention of investing more than 15% of its assets in the obligations of any single Borrower and, with respect to 50% of its assets, may not invest more than 5% of its assets in the obligations of any single Borrower (excluding U.S. Government securities).) The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments, if available to individual investors. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management and administrative fees and operations costs.

RISKS FROM FLUCTUATIONS IN GENERAL INTEREST RATES. Generally, the Net Asset Value of the shares of an investment company which invests primarily in fixed-income securities changes as the general levels of interest rates fluctuate in the national and international markets for fixed income securities and debt obligations. When interest rates decline, the value of a fixed-income portfolio can be expected to decline. Advisers expects the Fund's Net Asset Value to be relatively stable during normal market conditions, because the Fund's investments will consist primarily of three types: (i) floating and variable rate Corporate Loans and Corporate Debt Securities; (ii) fixed rate Corporate Loans and Corporate Debt Securities hedged by interest rate swap transactions; and (iii) short-term instruments. For these reasons, Advisers expects the value of the Fund to fluctuate as a result of interest rate changes significantly less than would the value of a portfolio of fixed-rate obligations. However, because variable interest rates reset only periodically, the Fund's Net Asset Value may fluctuate from time to time in the event of an imperfect correlation between either the interest rates on variable rate loans in the Fund's portfolio or the variable interest rates on nominal amounts in the Fund's interest rate swap transactions, and prevailing interest rates. Also, a default on a Corporate Loan or Corporate Security in which the Fund has invested or a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's Net Asset Value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's Net Asset Value.


THE FUND'S NON-DIVERSIFIED CLASSIFICATION. The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to enable the Fund to qualify as a "regulated investment company" for purposes of the Code. Accordingly, the Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the value of its total assets will be invested in the securities (including Corporate Loans but excluding U.S. Government securities) of a single issuer and (ii) with respect to 50% of the value of its total assets, its investments will consist of cash, U.S. Government securities and securities of other issuers limited, in respect of any one issuer to not more than 5% of the value of its total assets and not more than 10% of the issuer's outstanding voting securities. To the extent the Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers. However, the Fund has no current intention of investing more than 15% of its total assets in the obligations of any single Borrower.

                      DESCRIPTION OF CORPORATE LOANS AND
                          CORPORATE DEBT SECURITIES


The Corporate Loans and Corporate Debt Securities in which the Fund invests primarily consist of obligations of a Borrower undertaken to finance the growth of the Borrower's business through product development or marketing, or to finance changes in the way the Borrower deploys its assets and invested or borrowed financial resources, that is, capital restructurings. Corporate Loan and Corporate Debt Securities may also include senior obligations of a Borrower issued in connection with a restructuring pursuant to Chapter 11 of the United States Bankruptcy Code provided that such senior obligations are determined by Advisers upon its credit analysis to be a suitable investment by the Fund. It is anticipated that a significant portion of such Corporate Loans and Corporate Debt Securities (which may be as much as 100% of the Fund's total assets) may be issued in transactions in which the Borrower assumes large amounts of debt in order to control large amounts of financial resources to achieve business objectives, transactions which are called "highly leveraged transactions". Such transactions may include leveraged buyout loans, leveraged recapitalization loans and other types of acquisition financing. Such Corporate Loans and Corporate Debt Securities present special risks. See "Prospectus Summary - Special Considerations and Risk Factors - Credit Risks Associated With Corporate Loans and Corporate Debt" and "What Are The Risks of This Investment? - Credit Risks" and " - Collateral Impairment." Such Corporate Loans may be structured to include both term loans, which are generally fully funded at the time of the Fund's investment, and revolving credit facilities, which would require the Fund to make additional investments in the Corporate Loans as required under the terms of the credit facility. Such Corporate Loans may also include receivables purchase facilities, which are similar to revolving credit facilities secured by a Borrower's receivables.

The Fund may invest in Corporate Loans and Corporate Debt Securities which are made to U.S. subsidiaries of non-U.S. Borrowers, provided that (i) the loans and securities are U.S. dollar-denominated, that is, they provide for payment of the loaned or invested amount, repayment of such amount and payment of interest, dividends or distributions in U.S. dollars; and (ii) any such Borrower is judged by Advisers to be creditworthy under the same analysis Advisers uses for U.S. Borrowers. The Fund similarly may invest in Corporate Loans and Corporate Debt Securities made to U.S. Borrowers with significant non-U.S. dollar denominated revenues, provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Fund in U.S. dollars. In all cases where the Corporate Loans or Corporate Debt Securities are not denominated in U.S. dollars, provision will be made for payments to the Lenders, including the Fund, in U.S. dollars pursuant to foreign currency swap arrangements. Loans to such U.S. subsidiaries of non-U.S. Borrowers or U.S. Borrowers may involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates (for example, changes in the value of the French franc as compared to the U.S. dollar), future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans. With respect to certain foreign countries, there is the possibility that the government or a government agency may take over the assets of the Fund for political or economic reasons or impose taxation that is so heavy that it amounts to confiscation of the assets taxed, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. Information with respect to U.S. subsidiaries of non-U.S. Borrowers may differ from that available with respect to U.S. Borrowers, since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. Borrowers. In addition, the Fund may have more difficulty enforcing judgments in foreign countries with respect to U.S. subsidiaries of non-U.S. Borrowers.

ADVISERS' CREDIT ANALYSIS. The Corporate Loans and Corporate Debt Securities in which the Fund invests will, in most instances, hold the most senior position in the capitalization structure of the Borrower, which means that payment of obligations of the Borrower to the Lenders as compared with all other securities or obligations issued by the Borrower, will be made first. In any case, the Corporate Loans and Corporate Debt Securities will, in the judgment of Advisers, be in the category of senior debt of the Borrower. Each Corporate Loan and Corporate Debt Security will generally be secured by collateral having a fair market value at least equal to 100% of the amount of such loan or debt security. The value of the collateral generally will be determined by reference to financial statements of the Borrower, by an independent appraisal, by obtaining the market value of such collateral (e.g., cash or securities) if it is readily ascertainable and/or by other customary valuation techniques considered appropriate in the judgment of Advisers. In the event of a default, however, the ability of the Lender to have access to the collateral may be limited by bankruptcy and other insolvency laws. Although the terms of the Corporate Loans and Corporate Debt Securities require that the collateral be maintained at a value at least equal to 100% of the amount of such loan or debt security, the value of the collateral may decline subsequent to the Fund's investment in the loan or debt security. Under certain circumstances, the collateral may be released with the consent of the Agent Bank and Lenders or pursuant to the terms of the underlying credit agreement with the Borrower or bond indenture. The credit agreement or bond indenture is the document establishing the rights of Lenders with respect to a specific offering of Corporate Loans or Corporate Debt Securities. There is no assurance that the liquidation of the collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of the investment and, possibly, its Net Asset Value.

With respect to the Corporate Loans and Corporate Debt Securities, a Borrower generally is required to pledge collateral which may include (i) working capital assets, such as accounts receivable or inventory, (ii) tangible fixed assets, such as real property, buildings and equipment (iii) intangible assets, such as trademarks, copyrights and patent rights and (iv) security interests in securities of subsidiaries or affiliates. In the case of Corporate Loans to or Corporate Debt Securities of privately held companies, the companies' owners may provide additional security by giving personal guarantees of performance and/or agreeing to transfer other securities that they own to the Lenders if the loans or investments are not repaid in accordance with the terms of the loans or securities. There may be temporary periods in the course of providing financing to a Borrower where the collateral for the loan consists of common stock having a value not less than 200% of the value of the loan on the date the loan is made. Under such circumstances, the Borrower generally proceeds with a subsequent transaction which will permit it to pledge assets of a company as collateral for the loan, although there can be no assurance that the Borrower will be able to effect such transaction.


The Fund will invest in a Corporate Loan or Corporate Debt Security only if, in Advisers' judgment, the Borrower can meet debt service on such loan. In addition, Advisers will consider other factors deemed by it to be appropriate to the analysis of the Borrower and the Corporate Loan or Corporate Debt Security. Such factors may include financial ratios of the Borrower such as interest coverage, fixed charge coverage and leverage ratios. In its analysis of these factors, Advisers also will be influenced by the nature of the industry in which the Borrower is engaged, the nature of the Borrower's assets and Advisers' assessment of the general quality of the Borrower. The factors utilized have been reviewed and approved by the Fund's Board. The Corporate Loans and Corporate Debt Securities in which the Fund invests generally are not rated by any NRSRO.

The primary consideration in selecting such Corporate Loans and Corporate Debt Securities for investment by the Fund is the creditworthiness of the Borrower. In evaluating Corporate Loans and Corporate Debt Securities, the quality ratings assigned to other debt obligations of a Borrower may not be a determining factor, since they will often be subordinated to the Corporate Loans or Corporate Debt Securities. Instead, Advisers will perform its own independent credit analysis of the Borrower, and of the collateral structure for the loan or security. In making this analysis, Advisers will utilize any offering materials and, in the case of Corporate Loans, information prepared and supplied by the Agent Bank, Lender or Participant from whom the Fund purchases its Participation Interest in a Corporate Loan. Advisers' analysis will continue on an ongoing basis for any Corporate Loans and Corporate Debt Securities in which the Fund has invested. Although Advisers will use due care in making such analysis, there can be no assurance that such analysis will disclose factors which may impair the value of the Corporate Loan or Corporate Debt Security.

Corporate Loans and Corporate Debt Securities made in connection with highly leveraged transactions are subject to greater credit risks than other Corporate Loans and Corporate Debt Securities in which the Fund may invest. These credit risks include a greater possibility of default or bankruptcy of the Borrower and the assertion that the pledging of collateral to secure the loan constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the Borrower under applicable law. Highly leveraged Corporate Loans and Corporate Debt Securities also may be less liquid than other Corporate Loans and Corporate Debt Securities.

A Borrower also must comply with various restrictive covenants contained in any Corporate Loan agreement between the Borrower and the lending syndicate ("Corporate Loan Agreement") or in any trust indenture or comparable document in connection with a Corporate Debt Security ("Corporate Debt Security Document"). A restrictive covenant is a promise by the Borrower to not take certain actions which may impair the rights of Lenders. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the Borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, the Corporate Loan Agreement or Corporate Debt Security Document may contain a covenant requiring the Borrower to prepay the Corporate Loan or Corporate Debt Security with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Corporate Loan Agreement which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration; i.e., the Agent Bank has the right to demand immediate repayment in full of the outstanding Corporate Loan. Acceleration may also occur in the case of the breach of a covenant in a Corporate Debt Security Document.


DESCRIPTION OF FLOATING OR VARIABLE INTEREST RATES. The rate of interest payable on floating or variable rate Corporate Loans or Corporate Debt Securities is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are LIBOR, the Prime Rate of a designated U.S. bank, the CD rate, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Corporate Loans and Corporate Debt Securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based Corporate Loans and Corporate Debt Securities is reset periodically, typically every 30 days to one year. Certain of the floating or variable rate Corporate Loans and Corporate Debt Securities in which the Fund will invest may permit the Borrower to select an interest rate reset period of up to one year. A portion of the Fund's investments may consist of Corporate Loans with interest rates that are fixed for the term of the loan. Investment in Corporate Loans and Corporate Debt Securities with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's Net Asset Value as a result of changes in interest rates. However the Fund may attempt to hedge all of its fixed-rate Corporate Loans and Corporate Debt Securities against fluctuations in interest rates by entering into interest rate swap transactions. The Fund also will attempt to maintain a portfolio of Corporate Loans and Corporate Debt Securities that will have a dollar weighted average period to the next interest rate adjustment of no more than 90 days.


Corporate Loans and Corporate Debt Securities traditionally have been structured so that Borrowers pay higher margins when they elect LIBOR and CD-based borrower options, in order to permit Lenders to obtain generally consistent yields on Corporate Loans and Corporate Debt Securities, regardless of whether Borrowers select the LIBOR or CD-based options, or the Prime-based option. In recent years, however, the differential between the lower LIBOR and CD base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point where the higher margins paid by Borrowers for LIBOR and CD-based pricing options do not currently compensate for the differential between the Prime Rate and the LIBOR and CD base rates. Consequently, Borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on Corporate Loans and Corporate Debt Securities that is consistently lower than the yield would be if Borrowers selected the Prime Rate-based pricing option. This trend will significantly limit the ability of the Fund to achieve a net return to shareholders that consistently approximates the average published prime rate of leading U.S. banks. At the date of this Prospectus, Advisers cannot predict any significant change in this market trend.

FEES. The Fund may receive and/or pay certain fees in connection with its lending activities. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Corporate Loan or Corporate Debt Security it may receive a facility fee and when it sells a Corporate Loan or Corporate Debt Security may pay a facility fee. In certain circumstances, the Fund may receive a prepayment penalty fee on the prepayment of a Corporate Loan or Corporate Debt Security by a Borrower. In connection with the acquisition of Corporate Loans or Corporate Debt Securities, the Fund may also acquire warrants and other equity securities of the Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund's purchase of a Corporate Debt Security or an interest in a Corporate Loan.

MATURITIES. It is expected that a majority of the Corporate Loans and Corporate Debt Securities held by the Fund will have stated maturities ranging from three to ten years, which means that a Lender will be completely repaid within that time period. However, such Corporate Loans and Corporate Debt Securities usually will require, in addition to scheduled payments of interest and principal, the prepayment of the Corporate Loan or Corporate Debt Security from excess cash flow, as discussed above, and may permit the Borrower to prepay at its election. The degree to which Borrowers prepay Corporate Loans and Corporate Debt Securities, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Lenders, among other factors. Accordingly, prepayments cannot be predicted with accuracy. Upon a prepayment, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee on the purchase of a new Corporate Loan or Corporate Debt Security with the proceeds from the prepayment of the former. Such fees may help mitigate any adverse impact on the yield on the Fund's investments which may arise as a result of prepayments and the reinvestment of such proceeds in Corporate Loans or Corporate Debt Securities bearing lower interest rates.

CURRENCY CONVERSIONS. Loans to U.S. subsidiaries of non-U.S. Borrowers and to U.S. Borrowers with significant non-U.S. dollar-denominated revenues may provide for conversion of all or part of the loan from a U.S. dollar-denominated obligation into a foreign currency obligation at the option of the Borrower. The Fund may invest in Corporate Loans and Corporate Debt Securities which have been converted into non-U.S. dollar-denominated obligations only when provision is made for payments to the lenders in U.S. dollars pursuant to foreign currency swap arrangements.

FOREIGN CURRENCY SWAPS. Foreign currency swaps involve the exchange by the lenders, including the Fund, with another party (the "counterparty") of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. The Fund will enter into a transaction subject to a foreign currency swap only if, at the time of entering into such swap, the outstanding debt obligations of the counterparty are investment grade, i.e., rated BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's or determined to be of comparable quality in the judgment of Advisers. The amounts of U.S. dollar payments to be received by the Lenders and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the Fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, the Fund will have contractual remedies pursuant to the swap arrangements; however, the U.S. dollar value of the Fund's right to foreign currency payments under the loan will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the Fund is unable to recover damages from the defaulting counterparty. If the Borrower defaults on or prepays the underlying Corporate Loan or Corporate Debt Security, the Fund may be required pursuant to the swap arrangements to compensate the counterparty to the extent of fluctuations in exchange rates adverse to the counterparty. In the event of such a default or prepayment, an amount of cash or high grade liquid debt securities having an aggregate net asset value at least equal to the amount of compensation that must be paid to the counterparty pursuant to the swap arrangements will be maintained in a segregated account by the Fund's custodian.

            DESCRIPTION OF PARTICIPATION INTERESTS AND ASSIGNMENTS

A Corporate Loan in which the Fund may invest typically is originated, negotiated and structured by a group of Lenders consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions, which is administered on behalf of the syndicate by an Agent Bank. The investment of the Fund in a Corporate Loan may take one of three forms: (1) a direct investment in the Corporate Loan by the fund as one of the Lenders; (2)Participation Interests; or (3) an Assignment.


A direct investment in a Corporate Loan by the Fund as one of the Lenders is most advantageous to the Fund because such an investment is at par, that is, the Fund receives a return at the full interest rate for the Corporate Loan and does not have to pay a premium on the investment through its receipt of a return at a discounted interest rate, and, consequently, the Fund's return on such investment will be greater. The Fund's investment in a Participation Interest or Assignment will normally receive a return at an interest rate that is less than the interest rate on the Corporate Loan to which the Participation Interest or Assignment relates and the Fund's return on such investment will not be as great as the Fund's return on a direct investment in a Corporate Loan. Direct investments in Corporate Loans are currently less available than investments through Participation Interests or Assignments and the Fund often may not be able to invest in Corporate Loans other than through Participation Interests or Assignments. The limited availability of direct investments in Corporate Loans and, to a lesser degree, of investments in Participation Interests or Assignments increases the risks that the Fund may not be able to invest 65% or more of its total assets as described above. The Lenders or the Agent Bank may have an interest in making available to investors such as the Fund the less desirable Corporate Loans, Participation Interests or Assignments and keeping the more desirable of such investments for their own inventory, thereby limiting the availability of the more desirable of such investments. See "Special Considerations and Risk Factors - Limited Availability or Corporate Loans, Participations Interests, Assignments and Corporate Debt Securities" above.


Participation Interests may be acquired from a Lender or other Participants. If the Fund purchases a Participation Interest either from a Lender or a Participant, the Fund will not have established any direct contractual relationship with the Borrower. The Fund would be required to rely on the Lender or the Participant that sold the Participation Interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. The Fund is thus subject to the credit risk of both the Borrower and a Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to herein as "Intermediate Participants."

On the other hand, if the Fund purchases an Assignment from a Lender, the Fund will generally become a "Lender" for purposes of the relevant loan agreement. As such, the Fund will step into the shoes of the original Lender and have direct contractual rights thereunder and under any related collateral security documents in favor of the Lenders. An Assignment from a Lender gives the Fund the right to receive payments of principal and interest and other amounts directly from the Borrower and to enforce its rights as a Lender directly against the Borrower. The Fund will not act as an Agent Bank guarantor, sole negotiator or sole structuror with respect to a Corporate Loan.


Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of a Participation, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), which means that the Fund does not have any direct contractual rights against the Borrower.
As a creditor of the Intermediate Participant, the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below. Furthermore, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the Corporate Loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant. The Fund will invest in Corporate Loans only if, at the time of investment, all outstanding debt obligations of the Agent Bank and Intermediate Participants are investment grade, i.e., rated BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's or determined to be of comparable quality in the judgment of Advisers.


In a typical Corporate Loan, the Agent Bank administers the terms of the Corporate Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all Lenders which are parties to the Corporate Loan Agreement. The Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments on the Corporate Loan. Furthermore, the Fund will rely on the Agent Bank to use appropriate creditor remedies against the Borrower. Typically, under Corporate Loan Agreements, the Agent Bank is given broad discretion in enforcing the Corporate Loan Agreement, and is obligated to use only the same care it would use in the management of its own property. The Borrower compensates the Agent Bank for these services. Such compensation may include special fees paid on structuring and funding Corporate Loans and other fees paid on a continuing basis. In the event that an Agent Bank becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, assets held by the Agent Bank under the Corporate Loan Agreement should remain available to holders of Corporate Loans. If, however, assets held by the Agent Bank for the benefit of the Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the Agent Bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a Corporate Loan or suffer a loss of principal and/or interest. In situations involving Intermediate Participants similar risks may arise, as described above.


Intermediate Participants may have certain obligations pursuant to a Corporate Loan Agreement, which may include the obligation to make future advances to the Borrower in connection with revolving credit facilities in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating sufficient investments in high quality, short-term, liquid instruments. Because the Fund will maintain such segregated accounts for such contingent obligations, Advisers believes that such obligations do not constitute senior securities under the federal securities laws as interpreted by the SEC. The Fund will not invest in Corporate Loans that would require the Fund to make any additional investments in connection with such future advances if such commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements described under "Investment Objective and Policies."


                   NON-CONCENTRATION IN A SINGLE INDUSTRY.


The Fund has no current intention of investing more than 20% of its assets in the obligations of Borrowers in any single industry. The staff of the SEC takes the position that investing more than 25% of the Fund's total assets in a single industry or group of industries represents "concentration" in such industry or group of industries. However, because the Fund will regard the issuer of a Corporate Loan as including the Agent Bank and any Intermediate Participant as well as the Borrower, the Fund will be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Fund is subject to certain risks associated with such institutions. Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which such institutions may make and the interest rates and fees which such institutions may charge. The profitability of these institutions is largely dependent on the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies are also affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. The property and casualty companies may be exposed to material risks, including reserve inadequacy, latent health exposure and inability to collect from their reinsurance carriers. The financial services area is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. In this regard, recent business combinations have included insurance, finance and securities brokerage under single ownership. Moreover, the federal laws generally separating commercial and investment banking arc currently being studied by Congress.


                             ILLIQUID SECURITIES


Corporate Loans and Corporate Debt Securities are, at present, not readily marketable and may be subject to significant restrictions on resale. Although Corporate Loans and Corporate Debt Securities are transferred among certain financial institutions, as described above, the Corporate Loans and Corporate Debt Securities in which the Fund invests do not have the liquidity of conventional investment grade debt securities traded in the secondary market and may be considered illiquid. As the market for Corporate Loans and Corporate Debt Securities matures, Advisers expects that liquidity will improve. The Fund has no limitation on the amount of its investments which are not readily marketable or are subject to restrictions on resale. Such investments, which may be considered illiquid, may affect the Fund's ability to realize the Net Asset Value in the event of a voluntary or involuntary liquidation of its assets. To the extent that such investments are illiquid, the Fund may have difficulty disposing of securities in order to enable it to repurchase Common Shares pursuant to Tender Offers, if any. See "Valuation of Common Shares" for information with respect to the valuation of illiquid Corporate Loans and Corporate Debt Securities.


                          OTHER INVESTMENT POLICIES

The Fund has adopted certain other policies as set forth below:


LEVERAGE. The Fund is authorized to borrow money in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings. Borrowings by the Fund (commonly known as "leveraging") create an opportunity for greater total return but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. The Fund has no current intention of borrowing in order to have additional funds available to it to make additional investments. The Fund also may issue one or more series of preferred shares, although it has no present intention to do so. See "Special Considerations and Risk Factors -- Effects of Leverage."

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to its permitted investments but currently intends to do so only with financial institutions such as broker-dealers and brokers which are deemed creditworthy by Advisers. In a repurchase agreement transaction, the Fund purchases a U.S. government security from a bank or broker-dealer. The agreement provides that the security must be sold back to the bank or broker-dealer at an agreed-upon price and date. The repurchase date usually is within seven days of the original purchase date. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial value, including any earned but unpaid interest, equal to at least 102% of the dollar amount invested by the Fund in each repurchase agreement as collateral. The value of the underlying U.S. government security is determined daily so that the Fund has collateral of at least 100% of the value of the repurchase agreement. A repurchase agreement is considered to be a loan by the Fund under the federal securities laws which regulate mutual funds. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The collateral is held on behalf of the Fund by a custodian approved by the Board and is held pursuant to a written agreement. In all cases, Advisers must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of these securities the Fund purchases may have declined, the Fund could experience a loss.

LENDING OF FUND SECURITIES. The Fund may from time to time lend its portfolio securities with a value not exceeding 33 1/3% of its total assets to qualified securities dealers or other institutional investors. This limitation is a fundamental policy, and it may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. The collateral shall consist of cash, securities issued by the United States Government, its agencies or instrumentalities, or irrevocable letters of credit.

The borrower of such loaned securities may use such securities for delivery to purchasers to whom such borrower has sold short. In such a case, the borrower acquires identical securities to replace the loaned securities in time to return them to the Fund. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loaned premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund is increased by loans of its securities. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on the loaned securities, and the Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights, such as voting rights and subscription rights. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

NON-DIVERSIFICATION. The Fund has registered as a "non-diversified" investment company for purposes of the 1940 Act, so that it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Corporate Loans of a single Borrower or Participations purchased from a single Lender subject to the diversification requirements of Subchapter M of the Code, applicable to the Fund. The Code requires the Fund to diversify its holdings so that at the end of each quarter of the Fund's taxable year (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets or more than 10% of the voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence. However, the Fund has no current intention of investing more than 15% of its assets in the obligations of any single Borrower. The Fund has taken measures which it believes significantly reduce its exposure to such risk. See "Information About the Fund."

"WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may also purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio debt securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These securities are subject to market fluctuation before delivery to the Fund and generally do not earn interest until their scheduled delivery date; the value of the interests in Corporate Loans and Corporate Debt Securities and other portfolio debt securities at delivery may be more or less than their purchase price, and yield generally available on such interests or securities when delivery occurs may be higher than yields on the interests or securities obtained pursuant to such transactions. In when-issued and delayed delivery transactions, because the Fund relies on the buyer or seller, as the case may be, to complete the transaction, the other party's failure may cause the Fund to miss a price or yield considered advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash, or other liquid assets having an aggregate value equal to the amount of such purchase commitments until payment is made. Although the Fund will generally make commitments to purchase such interests or securities on a when-issued basis with the intention of acquiring such interests or securities, the Fund may sell them before the settlement date if it is deemed advisable. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring interests or securities for the Fund consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. The Fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued securities.

INTEREST RATE AND HEDGING TRANSACTIONS. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate hedging transactions. Gains from transactions in interest rate hedges distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains. See "Taxation."


The Fund may enter into interest rate swaps in order to hedge all of its fixed rate Corporate Loans and Corporate Debt Securities against fluctuations in interest rates. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. For example, if the Fund holds a Corporate Loan or Corporate Security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the Corporate Loan or Corporate Debt Security due to rising interest rates, but would also limit its ability to benefit from falling interest rates.

Inasmuch as these interest rate hedging transactions are entered into for good faith hedging purposes, Advisers believes that such obligations do not constitute senior securities under the federal securities laws. Accordingly, the Fund will not treat hedging transactions as being subject to its borrowing restrictions. The Fund usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or high grade liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated accounted by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate hedging transaction unless Advisers considers the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto to be investment grade. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, many portions of the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. In addition, although the terms of interest rate swaps may provide for termination, there can be no assurance the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

The use of interest rate hedges is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If Advisers is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used.

Except as noted above, there is no limit on the amount of interest rate hedging transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate hedges is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the Corporate Loan underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. Since interest rate transactions are individually negotiated, Advisers expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on Participation Interests and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

              WHAT ARE THE INVESTMENT RESTRICTIONS ON THE FUND?

The following are fundamental investment restrictions of the Fund and, prior to issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund's outstanding Common Shares (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the Common Shares represented at a meeting at which more than 50% of the outstanding Common Shares are represented or (ii) more than 50% of the outstanding Common Shares). Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding Common Shares and of the preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. None of the following restrictions shall be construed to prevent the Fund from investing all of its assets in another management investment company with an investment objective and investment policies and restrictions that are substantially the same as the investment objective and investment policies and restrictions of the Fund. The Fund may not:


1.     Borrow money or issue senior securities, except as permitted by
Section 18 of the 1940 Act and as provided in this prospectus and statement of additional information.


2. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

3. Make loans to other persons, except that the Fund may invest in loans (including Assignments and Participations, and including secured or unsecured corporate loans), purchase debt securities, enter into repurchase agreements, and lend its portfolio securities.


4. Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; and provided further that the Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term "issuer" includes the Borrower, the Agent Bank and any Intermediate Participant (as defined under "Investment Objective and Policies -- Description of Participation Interests").


5. Purchase any securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The purchase of Corporate Loans, Corporate Debt Securities, and other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin.


6. Buy or sell real estate (other than (i) interests in real estate investment trusts, (ii) loans or securities that are secured, directly or indirectly, by real estate, or (iii) securities issued by companies that invest or deal in real estate), provided that the Fund may hold for prompt sale and sell real estate or interests in real estate to which the Fund may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by the Fund.

7. Buy or sell commodities or commodity contracts (other than financial futures), provided that forward foreign currency exchange contracts shall not be deemed to be commodity contracts.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets not be considered a violation of any of the foregoing restrictions.


                    WHAT ARE THE RISKS OF THIS INVESTMENT?


EFFECTS OF LEVERAGE. The Fund may borrow money in amounts up to 33 1/3% of the value of its total assets to finance Tender Offers, for temporary, extraordinary or emergency purposes, or, while the Fund has no current intention of doing so, for the purpose of financing additional investments. See "Tender Offers." The Fund also may issue one or more series of preferred shares, although it has no current intention to do so. The Fund may borrow to finance additional investments or issue a class of preferred shares only when it believes that the return that may be earned on investments purchased with the proceeds of such borrowings or offerings will exceed the costs, including debt service and dividend obligations, associated therewith. However, to the extent such costs exceed the return on the additional investments, the return realized by the Fund's Common Shareholders will be adversely affected.


Capital raised through leverage will be subject to interest costs or dividend payments which may or may not exceed the interest on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on Common Shares or to engage in other activities. Borrowings and the issuance of a class of preferred stock having priority over Common Shares create an opportunity for greater income per share of Common Shares, but at the same time such borrowing or issuance is a speculative technique in that it will increase the Fund's exposure to capital risk. Such risks may be reduced through the use of borrowings and preferred stock that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceeds the costs of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

The Fund's willingness to borrow money for investment purposes, and the amount it will borrow, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on Advisers' ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.


CREDIT RISK. Corporate Loans and Corporate Debt Securities may constitute substantially all of the Fund's investments. Corporate Loans and Corporate Debt Securities are primarily dependent upon the creditworthiness of the Borrower for payment of interest and principal. The nonreceipt of scheduled interest or principal on a Corporate Loan or Corporate Debt Security may adversely affect the income of the Fund or the value of its investments, which may in turn reduce the amount of dividends or the Net Asset Value of the shares of the Fund. The Fund's ability to receive payment of principal of and interest on a Corporate Loan or a Corporate Debt Security also depends upon the creditworthiness of any institution interposed between the Fund and the Borrower. To reduce credit risk, Advisers actively manages the Fund as described above.


Corporate Loans and Corporate Debt Securities made in connection with leveraged buy-outs, recapitalizations and other highly leveraged transactions are subject to greater credit risks than many of the other Corporate Loans and Corporate Debt Securities in which the Fund may invest. These credit risks include the possibility of a default on the Corporate Loan or Corporate Debt Security or bankruptcy of the Borrower. The value of such Corporate Loans and Corporate Debt Securities are subject to a greater degree of volatility in response to interest rate fluctuations and may be less liquid than other Corporate Loans and Corporate Debt Securities. The Corporate Loans and Corporate Debt Securities in which the Fund invests generally are not rated by any NRSRO.

Although Corporate Loans and Corporate Debt Securities in which the Fund invests will generally hold the most senior position in the capitalization structure of the Borrowers, the capitalization of many Borrowers will include non-investment grade subordinated debt. During periods of deteriorating economic conditions, a Borrower may experience difficulty in meeting its payment obligations under such bonds and other subordinated debt obligations. Such difficulties may detract from the Borrower's perceived creditworthiness or its ability to obtain financing to cover short-term cash flow needs and may force the Borrower into bankruptcy or other forms of credit restructuring.


COLLATERAL IMPAIRMENT. Corporate Loans and Corporate Debt Securities (excluding Unsecured Corporate Loans and Unsecured Corporate Debt Securities) will be secured unless (i) the Fund's security interest in the collateral is invalidated for any reason by a court or (ii) the collateral is fully released under the terms of a loan agreement as the creditworthiness of the Borrower improves. There is no assurance that the liquidation of collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that collateral could be readily liquidated. The value of collateral generally will be determined by reference to financial statements of the Borrower, an independent appraisal performed at the request of the Agent Bank at the time the Corporate Loan was initially made, the market value of such collateral (e.g., cash or securities) if it is readily ascertainable and/or by other customary valuation techniques considered appropriate in the judgment of Advisers. Collateral is generally valued on the basis of the Borrower's status as a going concern and such valuation may exceed the immediate liquidation value of the collateral.


Collateral may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Corporate Loan or Corporate Debt Security to be under collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In the case of Corporate Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In addition, the Fund may invest in Corporate Loans guaranteed by, or fully secured by assets of, such shareholders or owners, even if the Corporate Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Corporate Loan or Corporate Debt Security. On occasions when such stock cannot be pledged, the Corporate Loan or Corporate Debt Security will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Corporate Loan or Corporate Debt Security. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Corporate Loans.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the Corporate Loan or Corporate Debt Security collateral or subordinate the Fund's rights under the Corporate Loan or Corporate Debt Security to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the Corporate Loan or Corporate Debt Security collateral to the Fund. For Corporate Loans or Corporate Debt Securities made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Corporate Loan or Corporate Debt Security were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in Corporate Loan or Corporate Debt Security collateral. If the Fund's security interest in Corporate Loan or Corporate Debt Security collateral is invalidated or the Corporate Loan or Corporate Debt Security is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the Corporate Loan or Corporate Debt Security.


PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS. In the event of an increase in short-term rates or other changed market conditions to the point where the Fund's leverage could adversely affect holders of Common Shares as noted above, or in anticipation of such changes, the Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of Common Shares. To do this, the Fund would purchase securities with generally shorter maturities.


                     HOW TO BUY COMMON SHARES OF THE FUND


INITIAL OFFERING

Franklin/Templeton Distributors, Inc. ("Distributors") acts as the distributor of Common Shares of the Fund. Distributors, and other securities dealers that have entered into selected dealer agreements with Distributors, will offer Common Shares of the Fund initially on the first day of the offering, expected to be October 8, 1997 unless delayed. The initial offering date may be delayed for up to an additional 30 days upon agreement between the Fund and Distributors. At the conclusion of this first day of offering, Common Shares will be paid for and issued and the Fund will commence operations.


The public offering price of Common Shares during the initial offering is $10 per share and does not include a front-end sales charge. The proceeds per share to the Fund from the sale of all shares sold during the initial offering will be $10. As set forth below, Distributors may make payments to selected dealers from its own assets


CONTINUOUS OFFERING

After completion of the initial offering, the Fund will engage in a continuous offering of Common Shares through Distributors and other securities dealers that have entered into selected dealer agreements with Distributors.

If the Fund receives the Exemptive Order and this Prospectus is revised accordingly, in connection with the continuous offering, an early withdrawal charge, which will be paid to Distributors, will be imposed on most Common Shares purchased after the date that the Prospectus is revised and that are held for less than twelve months and are accepted for repurchase pursuant to a Tender Offer, as set forth under "Early Withdrawal Charge to Shareholders."

From time to time the Fund may suspend the continuous offering of its Common Shares. During any suspension, shareholders who reinvest their distributions in additional Common Shares will be permitted to continue such reinvestments.

During the continuous offering of Common Shares, the applicable offering price for Common Shares is the Net Asset Value per share, next determined after receipt of the purchase order by Distributors. As to purchase orders received by Distributors or securities dealers prior to the close of business on the NYSE (generally, 1:00 p.m., Pacific Time), which includes orders received after the close of business on the previous business day, the applicable offering price will be based on the Net Asset Value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by Distributors or securities dealers prior to the close of business on the NYSE, such orders shall be deemed received on the next business day. Any order may be rejected by Distributors or the Fund. The Fund or Distributors may suspend the continuous offering of Common Shares at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither Distributors nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Distributors is required to advise the Fund promptly of all purchase orders and cause payments for Common Shares to be delivered promptly to the Fund.


Due to the administrative complexities associated with making tender offers limited to a certain percentage of the outstanding Common Shares During a continuous offering, administrative efforts may result in Distributors or an affiliate inadvertently acquiring nominal numbers (in no event in excess of 5%) of Common Shares which it may wish to resell. Such results may occur when more shares are tendered than the percentage limit of the Tender Offer and the Fund is required to repurchase Common Shares on a pro rata basis with any consequentioal rending of repurchases that may occur. Such Common Shares will not be subject to any investment restriction and may be resold pursuant to this Prospectus.

OPENING YOUR ACCOUNT


Shares of the Fund may be purchased without a sales charge. To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. CURRENTLY, THE FUND DOES NOT ALLOW
INVESTMENTS BY MARKET TIMERS.

                                      MINIMUM
          INVESTMENTS*
          To Open Your Account... $1,000
          To Add to Your Account. $   50

*We waive or lower these minimums for certain investors listed below. We may also refuse any order to buy shares.

The Fund's minimum initial investment requirement will not apply to purchases by:


 Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum investment requirement

          Accounts opened under your states Uniform Gifts/Transfers to Minors Act, subject to a $100 minimum investment requirement

          Accounts opened under the Automatic Investment Plan, subject to a $50 minimum

PAYMENTS TO SECURITIES DEALERS

Distributors compensates selected dealers at a rate of 1.00% of the dollar amount of shares sold by the dealer, consisting of 0.75% of sales commission and 0.25% of service fee (for the first year's services). If Common Shares remain outstanding for at least one year from the date of their original purchase, Distributors will, beginning in the thirteenth month, compensate such dealers quarterly at an annual rate equal to 0.50% of the value of Common Shares sold by such dealers and remaining outstanding. Compensation paid to the selected dealers at the time of purchase and the monthly payments mentioned above do not represent an additional expense to you since these payments will be made from the assets of Distributors, Advisers and Investor Services. The compensation paid to selected dealers and Distributors, including the compensation paid at the time of purchase, the monthly payments mentioned above and the early withdrawal charge, if any, will not in the aggregate exceed the applicable limit (currently 8.50%), as determined from time to time by the NASD unless the approval of the NASD has been received.


                  PERIODIC OFFERS BY THE FUND TO REPURCHASE
                     COMMON SHARES FROM ITS SHAREHOLDERS


In recognition of the likelihood that a secondary market for the Fund's Common Shares will not exist, the Fund has taken actions that will provide some liquidity to shareholders. The Fund has adopted certain share repurchase policies as fundamental policies which may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities. Each calendar quarter the Fund will make Tender Offers, i.e., offers to repurchase a portion of the Common Shares from shareholders at a price per share equal to the Net Asset Value per share of the Common Shares determined at the close of business on the day the Tender Offer terminates.

REPURCHASE PROCEDURES. The Fund will establish a maximum of fourteen days prior to the deadline for repurchase requests and the applicable repurchase date such that repurchases of Common Shares may occur on the last business day of each designated quarter. The Board is authorized to establish other policies relating to repurchases of Common Shares that are consistent with the 1940 Act. Additional dates for repurchases of Common Shares may be established by the Board in its sole discretion, not more frequently than once every two years. Shares tendered by shareholders on any repurchase date will be repurchased, subject to the aggregate repurchase amounts established for any such dates, at the then current Net Asset Value per share.
Repurchase proceeds will be repaid, in cash, within seven days after each of the Fund's repurchase dates (each, a "Repurchase Payment Deadline").

REPURCHASE AMOUNTS. The number of Common Shares that the Fund will offer to repurchase on any repurchase date (the "Repurchase Offer Amount") will be determined by the Board, in its sole discretion, but will be at least 5% and no greater than 25% of the total number of Common Shares outstanding on any such date. The Board has not yet determined the amount of the initial repurchase offer. Before the first Tender Offer the Board will determine in its sole discretion the percentage at which the initial repurchase offer will be set.

If shareholders tender more than the Repurchase Offer Amount, the Fund may repurchase an additional amount of Common Shares, not to exceed two percent (2%) of the shares outstanding on the repurchase request deadline. The Fund will repurchase the Common Shares tendered on a pro rata basis. The Fund may, however, accept all Tender Offers of shareholders who own less than one hundred shares and who tender all their shares, before prorating other Tender Offers. If shareholders who tender all their shares elect to have either all or none or at least a minimum amount or none accepted, the Fund may first accept all shares tendered by shareholders who do not so elect. After accepting all such shares, the Fund may accept by lot shares tendered by shareholders who make such an election.

NOTICES TO SHAREHOLDERS. Notice of both the quarterly repurchase offers and any additional discretionary repurchase offers will be given to each shareholder of record between twenty-one (21) and forty-two (42) days before each repurchase request deadline. The notice will contain information that the shareholder should consider in deciding whether or not to tender Common Shares and detailed instructions on how to tender such shares. Such notice will state the Repurchase Offer Amount and any fees applicable to such repurchase, the dates of the repurchase request deadline, repurchase pricing date, and Repurchase Payment Deadline. Shareholders will be advised of the risk of fluctuation in the Net Asset Value between the repurchase request deadline and the repurchase pricing date, and the possibility that the Fund may use an earlier repurchase pricing date under certain circumstances, such as customary national holidays described in the Prospectus. Procedures by which shareholders may tender their Common Shares, the procedures by which the Fund may repurchase such shares on a pro rata basis, and the circumstances in which the Fund may suspend or postpone a repurchase offer will be set forth in the notice to shareholders. Procedures by which shareholders may withdraw or modify their tenders until the repurchase request deadline will also be set forth in the notice. Finally, the notice will set forth the Net Asset Value of the Common Shares to be repurchased no more than seven days before the date of notification, and the means by which shareholders may ascertain the Net Asset Value thereafter, as well as the market price of such shares, if any, on the date on which the Net Asset Value was computed, and the means to determine the market price thereafter.

REPURCHASE PRICE. The current Net Asset Value of the Common Shares will be computed daily on the five business days before a repurchase request deadline, at such times to be determined by the Board. Shareholders may readily ascertain the Net Asset Value per share during an open tender offer period, and on any day the NYSE is open for business, by calling Investor Services at 1-800-DIAL BEN. The notice of the repurchase offer will also provide information concerning the Net Asset Value per share, such as the Net Asset Value as of a recent date or a sampling of recent Net Asset Values, and a toll-free number for information regarding the repurchase offer. During the period from notification to shareholders of a repurchase pricing date to the repurchase request deadline, the Fund will maintain liquid assets in an amount equal to 100 percent of the repurchase offer amount.

SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Fund will not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Fund's Trustees, including a majority of the Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Trustees"). Furthermore, the Fund will suspend or postpone a repurchase offer only if certain regulatory requirements are met. The Fund will give shareholders notice of any such suspension or postponement, and likewise will give notice of a renewed repurchase offer.

SPECIAL CONSIDERATIONS OF REPURCHASES. In compliance with the 1940 Act requirements for periodic repurchase offers, a majority of the Fund's Trustees are Independent Trustees and the selection and nomination of additional Independent Trustees are within the discretion of the Independent Trustees.


Subject to the Fund's investment restriction with respect to borrowings, the Fund may at some time in the future borrow money to finance the repurchase of Common Shares pursuant to any Tender Offers. See "Special Considerations and Risk Factors -- Effects of Leverage" and "Investment Restrictions."


The Fund expects that ordinarily there will be no secondary market for the Fund's Common Shares and that periodic Tender Offers will be the only source of liquidity for Fund shareholders. Nevertheless, if a secondary market develops for Common Shares of the Fund, the market price per share of the Common Shares may vary from the Net Asset Value per share of the Common Shares from time to time. Such variance may be affected by, among other factors, relative demand and supply of shares and the performance of the Fund, especially as such factors affect the yield on and Net Asset Value per share of Common Shares of the Fund. The Tender Offers for Common Shares at Net Asset Value are expected to reduce any spread between Net Asset Value and market price that may otherwise develop. There can be no assurance, however, that such action would result in Common Shares trading at a price that equals or approximates Net Asset Value per share.

Although the Board believes that the Tender Offers generally will be beneficial to holders of Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and therefore have the likely effect of increasing the Fund's expense ratio (assuming such acquisition is not offset by the issuance of additional Common Shares). Furthermore, if the Fund should in the future borrow to finance the making of Tender Offers, interest on such borrowings would reduce the Fund's net investment income. It is the Board's announced policy, which may be changed by the Board, not to repurchase Common Shares pursuant to a Tender Offer over the minimum amount required by the Fund's fundamental policies regarding Tender Offers if the Board determines that such a repurchase is not in the Fund's best interest.


Repurchases pursuant to Tender Offers could significantly reduce the asset coverage of any borrowing or outstanding senior securities. The Fund may not repurchase Common Shares to the extent such repurchases would result in the asset coverage with respect to such borrowing or senior securities being reduced below the asset coverage requirements set forth in the 1940 Act. Accordingly, in order to repurchase all Common Shares tendered, the Fund may have to repay all or part of any then outstanding borrowing or redeem all or part of any then outstanding senior securities to maintain the required asset coverage. See "Special Considerations and Risk Factors -- Effects of Leverage." In addition, the amount of Common Shares for which the Fund makes any particular Tender Offer may be limited for the reasons set forth above or in respect of other concerns to liquidity of the Fund.


[In the event that circumstances arise under which the Fund's Tender Offers are often not sufficient to allow shareholders to have their Common Shares be repurchased in amounts desired by such shareholders, the Board would consider alternative means of providing liquidity for holders of Common Shares. Such action would include an evaluation of any secondary market that then existed and a determination of whether such market provided liquidity for holders of Common Shares. If the Board determines that such market, if any, fails to provide liquidity for the holders of Common Shares, the Board expects that it will consider all then available alternatives to provide such liquidity. Among the alternatives that the Board may consider is the listing of the Fund's Common Shares on a major domestic stock exchange or quotation of such shares on an over-the-counter market in order to provide such liquidity. The Board also may consider causing the Fund to repurchase its shares from time to time in open-market or private transactions when it can do so on terms that represent a favorable investment opportunity. In any event, the Board expects that it will cause the Fund to take whatever action it deems necessary or appropriate to provide liquidity for the holders of Common Shares in light of the facts and circumstances existing at such time.]


To consummate a Tender Offer for the repurchase of Common Shares, the Fund may be required to liquidate portfolio securities, and realize gains or losses, at a time when Advisers would otherwise consider it disadvantageous to do so.

The repurchase of tendered Common Shares by the Fund is a taxable event. See "Taxation." The Fund will pay all costs and expenses associated with the making of any Tender Offer. If the Fund receives the Exemptive Order and this Prospectus is revised accordingly, an Early Withdrawal Charge will be imposed on certain Common Shares that are purchased after the Prospectus is revised and that have been held for less than twelve months and are accepted for repurchase pursuant to a Tender Offer, subject to certain waivers of such charge described in the revised Prospectus. See "Early Withdrawal Charge to Shareholders" below.

The Fund may also make offers to repurchase shares of which it is the issuer pursuant to any other applicable rules of the SEC, in effect at the time of the offer.

                   EARLY WITHDRAWAL CHARGE TO SHAREHOLDERS

If the Fund receives the Exemptive Order and this Prospectus is revised accordingly, an Early Withdrawal Charge to recover distribution expenses incurred by Distributors will be charged against the shareholder's proceeds from the repurchase of Common Shares and paid to Distributors with respect to Common Shares that are purchased after the Prospectus is revised and that are held for less than twelve months, are accepted by the Fund for repurchase pursuant to a Tender Offer in the manner described herein and are not subject to any waiver of the Early Withdrawal Charge as described in the revised Prospectus.


Waivers of the Early Withdrawal Charge. If the Early Withdrawal Charge is imposed following receipt of the Exemptive Order, such charge may be waived under certain circumstances as will be described in the revised Prospectus that discloses the imposition of the Early Withdrawal Charge.


                             WHO MANAGES THE FUND


THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.


INVESTMENT MANAGEMENT AND OTHER SERVICES


INVESTMENT MANAGER. Advisers manages the Fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned holding company engaged in the financial services industry through its subsidiaries. Charles
B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over 215 billion in assets.

Advisers provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the Fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Fund. Similarly, with respect to the Fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Fund's Code of Ethics.

MANAGEMENT FEES. Under its management agreement, the Fund will pay Advisers a monthly fee at the annual rate of 0.80% of the average daily net assets of the Fund. The fee is computed at the close of business on the last business day of each month.

MANAGEMENT TEAM.


Chauncey F. Lufkin
Age:  39
777 Mariners Island Blvd.
San Mateo, CA 94404


Mr. Lufkin is Vice President and portfolio manager of the Fund since its inception and a Portfolio Manager of Franklin Advisers, Inc. since 1990. He was formerly an employee of Manufacturers Hanover Trust Co. (now The Chase Manhattan Bank), where he worked in the Acquisition Finance Group specializing in structuring and negotiation of leveraged transactions, and formerly an employee of Security Pacific Bank (now Bank of America).

Management Agreement. The management agreement is in effect until September 16, 1999. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Advisers on 30 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. FT Services provides certainadministrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the Fund pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion.

SHAREHOLDER SERVICING AND TRANSFER AGENT. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated at an annual rate of 0.40% of the Fund's average daily net assets.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York, 10286, acts as custodian of the securities and other assets of the Fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.


AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors.

TRUSTEES AND OFFICERS


The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).


NAME, AGE AND            POSITIONS AND         PRINCIPAL OCCUPATION
ADDRESS                  OFFICES WITH THE      DURING THE PAST FIVE
                         TRUST                 YEARS


Frank H. Abbott, III (76)
1045 Sansome Street
San Francisco, CA  94111

Trustee

President and Director, Abbott Corporation (an investment company); and director or trustee, as the case may be, of 29 of the investment companies in the Franklin Templeton Group of Funds.

Harris J. Ashton (65)
General Host Corporation
Metro Center, 1 Station Place Stamford, CT  06904-2045

Trustee

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); and director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (64)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ  07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director, General Host Corporation (nursery and craft centers); and director or trustee, as the case may be, of 55 of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (64)
777 Mariners Island Blvd.
San Mateo, CA  94404

Chairman of the Board and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc., Franklin Templeton Services, Inc. and General Host Corporation (nursery and craft centers); and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 54 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (56)
777 Mariners Island Blvd.
San Mateo, CA  94404

President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 58 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (68)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA  95014

Trustee

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Fischer Imaging Corporation (medical imaging systems) and Digital Transmission Systems, Inc. (wireless communications); and director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds.

Gordon S. Macklin (69)
8212 Burning Tree Road
Bethesda, MD  20817

Trustee

Chairman, White River Corporation (financial services); Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Shoppers Express (home shopping), and Spacehab, Inc. (aerospace services); and director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds; FORMERLY Chairman, Hambrecht and Quist Group, Director, H & Q Healthcare Investors, and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (52)
777 Mariners Island Blvd.
San Mateo, CA  94404

Vice President

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and 58 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (37)
777 Mariners Island Blvd.
San Mateo, CA  94404

Vice President and Chief Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Director, Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc.; Treasurer, Franklin Advisory Services, Inc.; Treasurer and Chief Financial Officer, Franklin Investment Advisory Services, Inc.; President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer, and or director or trustee, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (48)
777 Mariners Island Blvd.
San Mateo, CA  94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 58 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (58)
777 Mariners Island Blvd.
San Mateo, CA  94404

Treasurer and Principal Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 35 of the investment companies in the Franklin Templeton Group of Funds.

Chauncey F. Lufkin (39)
777 Mariners Island Blvd.
San Mateo, CA  94404

Vice President

Employee of Franklin Advisers, Inc. since 1990; formerly, an employee of Manufacturers Hanover Trust Co. and Security Pacific National Bank; and officer of one investment company in the Franklin Templeton Group of Funds.

Edward V. McVey (59)
777 Mariners Island Blvd.
San Mateo, CA  94404

Vice President

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 30 of the investment companies in the Franklin Templeton Group of Funds.



The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are not currently paid by the Fund although they may receive fees in the future. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by other funds in the Franklin Templeton Group of Funds.


                            TOTAL FEES RECEIVED    NUMBER OF BOARDS IN
                            FROM THE FRANKLIN      THE  FRANKLIN TEMPLETON
                            TEMPLETON GROUP OF     GROUP OF FUNDS ON WHICH
                            FUNDS*                 EACH SERVES**
NAME
Frank H. Abbott, III    $165,236                29
Harris J. Ashton        $343,591                53
S. Joseph Fortunato     $360,411                55
Frank W.T. LaHaye       $139,233                27
Gordon S. Macklin       $335,541                50


*For the calendar year ended December 31, 1996.
**We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 58 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Many of the Board members own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


                      PORTFOLIO TRANSACTIONS BY THE FUND


Advisers selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Advisers seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between Advisers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Advisers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Advisers may pay certain brokers commissions that are higher than those another broker may charge, if Advisers determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Advisers' overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Advisers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Advisers in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to Advisers in carrying out its overall responsibilities to its clients.

When Advisers believes several brokers are equally able to provide the best net price and execution, it may decide to execute transactions through brokers who provide quotations and other services to the Fund, in an amount of total brokerage as may reasonably be required in light of these services. Specifically, these services may include providing the quotations necessary to determine the Fund's Net Asset Value, as well as research, statistical and other data.

It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.


The Fund engages in trading when Advisers has concluded that the sale of a security owned by the Fund and/or the purchase of another security can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Fund's investment objective, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

The Fund's portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when Advisers deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever Advisers believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Large Common Share repurchases by the Fund during the quarterly repurchase periods may require the Fund to liquidate portions of its securities holdings for funds to repurchase the Common Shares. The liquidation of such holdings may result in a higher than expected portfolio turnover rate. A 100% portfolio turnover rate would occur if the lesser of the value of purchases or sales of the Fund's securities for a year (excluding purchases of U.S. Treasury and other securities with a maturity at the date of purchase of one year or less) were equal to 100% of the average monthly value of the securities, excluding short-term investments, held by the Fund during such year. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to distribute substantially all of its net investment income, which consists generally of its share of the Fund's net investment income, reduced by interest on the Fund's borrowings, and dividends or interest on its senior securities, if any. Dividends from such income are declared daily and paid monthly to holders of Common Shares. Substantially all of the Fund's net realized long- and short-term capital gains, if any, are distributed at least annually to Common Shareholders. Common Shares accrue dividends as long as they are issued and outstanding (i.e., from the settlement date of a purchase order to the settlement date of a Tender Offer).

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence it has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution on any class of its capital stock or purchase any such capital stock unless it has, at the time of the declaration of any such distribution or at the time of any such purchase, asset coverage of at least 300% of the aggregate indebtedness after deducting the amount of such distribution, or purchase price, as the case may be. This latter limitation -- and a limitation on the Fund's ability to declare any cash dividends or other distributions on the Common Shares while any shares of preferred stock are outstanding -- could under certain circumstances impair its ability to maintain its qualification for taxation as a regulated investment company. See "Special Considerations and Risk Factors -- Effects of Leverage" and "Taxation."

Dividends and other distributions will be taxable to shareholders whether they are so reinvested in shares of the Fund or received in cash. See "Taxation."

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the Fund by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY CLASS I SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy Class I shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS [   ] OF THE
SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the reinvestment date for us to process the new option.


                  TAXATION OF THE FUND AND ITS SHAREHOLDERS


TAXATION OF THE FUND


The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the 12 month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to shareholders until the following January, will be treated for tax purposes as if paid by the Fund and received by shareholders on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare such dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but does not guarantee that its distributions will sufficient to avoid any or all federal excise taxes.

Repurchases and exchanges (if permitted) of Fund shares are taxable transactions for federal and state income tax purposes. Gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the Common Shares and the amount the shareholder received, subject to the rules described below. If such Common Shares are a capital asset in the shareholder's hands, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shareholder's Common Shares have been held for more than one year.

In order for the Fund to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income. Foreign exchange gains derived by the Fund with respect to the Fund's business of investing in Corporate Loans or Corporate Debt Securities, are qualifying income for purposes of this 90% limitation.

Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to the Fund's principal business of investing in stock or securities and related options or forward contracts. Under current law, non-directly-related gains arising from foreign currency positions or instruments held for less than three months are treated as derived from the disposition of securities held less than three months in determining the Fund's compliance with the 30% limitation. The Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with these requirements.

Interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains or losses (1) from the disposition of foreign currencies, (2) on the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of investment company taxable income available to the Fund for distribution to its shareholders.

The federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize payments under certain circumstances. The Fund will limit its activity in this regard in order to enable the Fund to maintain its qualification as a regulated investment company.


TAXATION OF SHAREHOLDERS


Dividends paid by the Fund from its investment company taxable income, whether received in cash or reinvested in Fund shares pursuant to the Plan (as defined below), are taxable to its shareholders as ordinary income to the extent of its earnings and profits. (Any distributions in excess of the Fund's earnings and profits first will reduce the adjusted tax basis of a holder's Common Shares and, after that basis is reduced to zero, will constitute capital gains to the shareholder, assuming the Common Shares are held as a capital asset.) Distributions, if any, from the Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, regardless of the length of time they have owned their Fund shares and whether received by them in cash or reinvested in Fund shares pursuant to the Plan. The Fund annually will provide its shareholders with a written notice designating the amounts of any capital gain distributions.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Distributions by the Fund generally will not be eligible for the dividends-received deduction allowed to corporations.

The Fund must withhold 31% from dividends, capital gain distributions, and proceeds from sales of Common Shares pursuant to a Tender Offer, if any, payable to any individuals and certain other unincorporated shareholders who have not furnished to the Fund a correct taxpayer identification number ("TIN") or a properly completed claim for exemption on Form W-8 or W-9 ("backup withholding"). Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. When establishing an account, an investor must certify under penalty of perjury that the investor's TIN is correct and that the investor is not otherwise subject to backup withholding. A loss realized on a sale or exchange of Common Shares of the Fund will be disallowed if other Common Shares are acquired (whether through the reinvestment of distributions under the Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Dividends paid by the Fund to a shareholder who, as to the United States, is a nonresident alien individual or nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. Distributions of net capital gain are not subject to withholding, but in the case of a foreign shareholder who is a nonresident alien individual, those distributions ordinarily will be subject to U.S. income tax at a rate of 30% (or lower treaty rate) if the individual is physically present in the United States for more than 182 days during the taxable year and the distributions are attributable to a fixed place of business maintained by the individual in the United States. Foreign shareholders are urged to consult their own tax advisers concerning the applicability of this withholding tax.


TAXATION OF TENDER OFFERS


A holder of Common Shares who, pursuant to any Tender Offer, tenders all Common Shares owned by such shareholder and any Common Shares considered owned thereby under attribution rules contained in the Code will realize a taxable gain or loss depending upon such shareholder's basis for the shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets and will be long-term or short-term depending on the shareholder's holding period for the shares.

Different tax consequences may apply to tendering and non-tendering holders of Common Shares in connection with a Tender Offer, and these consequences will be disclosed in the related offering documents. For example, if a tendering holder of Common Shares tenders less than all Common Shares owned by or attributed to such shareholder, and if the payment to such shareholder does not otherwise qualify as a sale or exchange, the proceeds received will be treated as a taxable dividend, a return of capital, or capital gain depending on the Fund's earnings and profits and the shareholder's basis for the tendered shares. Also, there is a risk that nontendering holders of Common Shares may be considered to have received a deemed distribution that may be a taxable dividend in whole or in part. Holders of Common Shares may wish to consult their tax advisers prior to tendering. See "Periodic Offers by the Fund to Repurchase Common Shares From Its Shareholders" above.

The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its shareholders. For further information, reference should be made to the pertinent Code sections and the regulations promulgated thereunder, which are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Investors are urged to consult their tax advisers regarding specific questions as to federal, state, local, or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.


VALUATION OF COMMON SHARES

We calculate the Net Asset Value per share as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purposes of determining the Net Asset Value of a share of Common Shares, the Fund's uninvested assets plus its share of the value of the securities and any cash or other assets (including interest accumulated but not yet received) held by the Fund minus all liabilities (including accrued expenses) of the Fund and its share of all liabilities (including accrued expenses) of the Fund is divided by the total number of Common Shares outstanding at such time. Expenses, including the fees payable to Advisers, are accrued daily.

Advisers, subject to guidelines adopted and periodically reviewed by the Fund's Board, values the Corporate Loans and Corporate Debt Securities at fair value, which approximates market value. In valuing a Corporate Loan or Corporate Debt Security, Advisers considers, among other factors, (i) the creditworthiness of the Borrower and any Intermediate Participants, (ii) the current interest rate, period until next interest rate reset and maturity of the Corporate Loan or Corporate Debt Security, (iii) recent prices in the market for instruments of similar quality, rate, period until next prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. Advisers believes that Intermediate Participants selling Corporate Loans or otherwise involved in a Corporate Loan transaction may tend, in valuing Corporate Loans for their own accounts, to be less sensitive to interest rate and credit quality changes and, accordingly, Advisers may not rely solely on such valuations in valuing the Corporate Loans for the Fund's account. In addition, because a secondary trading market in Corporate Loans and Corporate Debt Securities has not yet fully developed, in valuing Corporate Loans and Corporate Debt Securities, Advisers may not rely solely on but may consider prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions in Corporate Loans and Corporate Debt Securities. To the extent that an active secondary market in Corporate Loans and Corporate Debt Securities develops to a reliable degree, or exists in respect of other loans or instruments deemed to be similar to Corporate Loans and Corporate Debt Securities, Advisers may rely to an increasing extent on such market prices and quotations in valuing the Corporate Loans and Corporate Debt Securities held by the Fund.

Other portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board.


DESCRIPTION OF COMMON SHARES


The Fund is authorized to issue an unlimited number of shares of beneficial interest, which may be offered in multiple classes. Although it has no current intention of doing so, the Board is authorized to classify and reclassify any unissued shares of beneficial interest from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Fund. The description of the Common Shares and the description under "Description of Common Shares--Certain Anti-Takeover Provisions of the Declaration of Trust" are subject to the provisions contained in the Fund's Declaration of Trust and Bylaws.


COMMON SHARES

Common Shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The outstanding Common Shares are, and those offered hereby, when issued, will be, fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of trustees are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the trustees then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any trustees.

As of the date of this Prospectus prior to the continuous public offering of the Common Shares, Advisers owned 100% of the issued and outstanding Common Shares of the Fund and was deemed to control the Fund under the 1940 Act.


Any additional offerings of the Fund's Common Shares, if made, will require approval of its Board and will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then-current Net Asset Value, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing shareholders or with the consent of a majority of the holders of the Fund's outstanding voting securities. Common Shares will be held in book-entry form unless physical certificates are requested in writing by a Common Shareholder.

CERTAIN ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Fund presently has provisions in its Declaration of Trust that have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Fund's trustees or shareholders to amend the Declaration of Trust. These provisions of the Declaration of Trust may be regarded as "anti-takeover" provisions. Under Delaware law and the Fund's Declaration of Trust, the affirmative vote of the holders of at least a majority of the votes entitled to be cast is required for the consolidation of the Fund with another business trust, a merger of the Fund with or into another business trust (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Declaration of Trust. In addition, the affirmative vote of the holders of at least 66 2/3% (which is higher than that required under Delaware law or the 1940 Act) of the Fund's outstanding shares of beneficial interest is required generally to authorize any of the following transactions or to amend the provisions of the Declaration of Trust relating to such transactions:


    merger, consolidation or statutory share exchange of the Fund with or into any other business trust;
    issuance of any securities of the Fund to any person or entity for cash;

    sale, lease or exchange of all or any substantial   part of the assets of
   the Fund to any entity or person (except assets having an aggregate market value of less than $1,000,000); or

    sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000) if such trust, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "Principal Shareholder"). A similar vote also would be required for any amendment of the Declaration of Trust to convert the Fund to an open-end investment company by making any class of the Fund's shares a "redeemable security," as that term is defined in the 1940 Act. Such vote would not be required with respect to any of the foregoing transactions, however, when, under certain conditions, the Board approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets or the conversion of the Fund to an open-end investment company, the affirmative vote of the holders of a majority of the Fund's outstanding shares would nevertheless be required. Reference is made to the Declaration of Trust of the Fund, on file with the SEC, for the full text of these provisions.


The provisions of the Declaration of Trust described above and the Fund's right to make a tender offer for its shares could have the effect of depriving the shareholders of opportunities to sell their shares at a premium over Net Asset Value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal Shareholder. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interest of the Fund and its shareholders.


INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may include its yield and/or total return for various specified time periods in advertisements or information furnished to present or prospective shareholders.

The yield of the Fund refers to the income generated by an investment in the Fund over a stated period. Yield is calculated by analyzing the most recent monthly distribution and dividing the product by the average maximum offering price.

The Fund also may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of the period.

The calculation of yield and total return does not reflect the imposition of any Early Withdrawal Charges or the amount of any shareholder's tax liability.

Yield and total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's yield is expected to fluctuate, and its total return will vary, depending on market conditions, the Corporate Loans, Corporate Debt Securities and other securities comprising the Fund's investments, the Fund's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.


On occasion, the Fund may compare its yield to (1) LIBOR, quoted daily in THE WALL STREET JOURNAL, (2) the Prime Rate, quoted daily in THE WALL STREET JOURNAL as the base rate on corporate loans at large U.S. money center commercial banks, (3) the CD rate, quoted daily in THE WALL STREET JOURNAL as the average of top rates paid by major New York banks on primary new issues of negotiable CDs, usually on amounts of $1 million and more, (4) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (5) the average yield reported by the Bank Rate Monitor National Index(R) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (6) yield data published by Lipper Analytical Services, Inc., or (7) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. In addition, the Fund may compare the Prime rate, the CD rate, the Donoghue's averages and the other yield data described above to each other. As with yield quotations, yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS


SHARE PRICE

You buy and sell shares of the Fund at the Net Asset Value per share. The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund.

Neither Distributors nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Distributors is required to advise the Fund promptly of all purchase orders and cause payments for Common Shares to be delivered promptly to the Fund.

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares during the quarterly Tender Offer period are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:


       Your name,

       The Fund's name,

       A description of the request,

       Your account number,

       The dollar amount or number of shares, and

       A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)     You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4)     We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, ALL owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

--------------------------------------------------------------------------------
TYPE OF ACCOUNT          DOCUMENTS REQUIRED
--------------------------------------------------------------------------------
CORPORATION              Corporate Resolution
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PARTNERSHIP              1. The pages from the partnership agreement that
                         identify the general partners, or
                         2. A certification for a partnership agreement
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUST                    1. The pages from the trust document that identify the
                         trustees, or
                         2. A certification for trust
--------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized to provide confirmations, account statements and other information about your account directly to your dealer and/or representative. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund.

TAX IDENTIFICATION NUMBER

The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if (i) you have not furnished a certified correct taxpayer identification number, (ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or (iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

CUMULATIVE QUANTITY DISCOUNTS

You may include the cost or current value (whichever is higher) of your Fund shares when determining if you may buy Class I shares of another Franklin Templeton Fund at a discount. You may also include your Fund shares towards the completion of a Letter of Intent established in connection with the purchase of Class I shares of another Franklin Templeton Fund.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions from the Fund directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:


 obtain information about your account;


 obtain price and performance information about any Franklin Templeton Fund;


 request duplicate statements and deposit slips for Franklin accounts.

You will need the Fund's code number to use TeleFACTS(R). The Fund's code number is 020.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:


 Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.


 Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.


                                                     HOURS OF OPERATION
                                                     (PACIFIC TIME)
DEPARTMENT NAME                TELEPHONE NO.         (MONDAY THROUGH FRIDAY)
Shareholder Services           1-800/632-2301        5:30 a.m. to 5:00 p.m.
Dealer Services                1-800/524-4040        5:30 a.m. to 5:00 p.m.
Fund Information               1-800/DIAL BEN        5:30 a.m. to 8:00 p.m.
                               (1-800/342-5236)      6:30 a.m. to 2:30 p.m.
                                                     (Saturday)
Institutional Services         1-800/321-8563        6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)         1-800/851-0637        5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.


ADDITIONAL GENERAL INFORMATION

LEGAL MATTERS. Certain legal matters in connection with the Common Shares offered hereby will be passed on for the Fund by Stradley, Ronon, Stevens & Young, LLP.

FURTHER INFORMATION. Further information concerning the Common Shares and the Fund may be found in the Registration Statement, filed electronically with the SEC.


GLOSSARY

USEFUL TERMS AND DEFINITIONS

ADVISERS - Franklin Advisers Inc., the Fund's investment manager

BOARD - The Board of Directors Trustees of the Trust

CD - Certificate of deposit

CLASS I AND CLASS II - Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

RESOURCES - Franklin Resources, Inc.

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

FINANCIAL STATEMENTS

The following are the audited financial statements for the initial capitalization of the Fund and the report of Coopers & Lybrand L.L.P., independent auditors of the Fund, dated September 19, 1997.






FRANKLIN FLOATING RATE TRUST
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 8, 1997



ASSETS:

 Cash held by custodian                              $    100,000
 Unamortized organization costs                           124,000
 Unamortized offering costs                                51,103
                                                       -----------
       Total assets                                       275,103
                                                       -----------
LIABILITIES:
 Accrued expenses:
    Organization Costs                                    124,000
    Offering Costs                                         51,103
                                                       -----------
       Total liabilities                                  175,103
                                                       -----------
NET ASSETS                                           $    100,000
                                                       ===========

Computation of net asset value and offering
      price per share:
     Net assets, at value                                $100,000
                                                       ===========
     Shares outstanding                                    10,000
                                                       ===========
     Net asset value per share*                            $10.00
                                                       ===========

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Note: Franklin Floating Rate Trust (the "Fund") is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940 and organized as a Delaware Business Trust on May 20, 1997. Organization expenses and offering expenses are being amortized over a five-year period and one-year period, respectively, from the effective date of the Fund's registration under the Securities Act of 1933. As part of their organization, the Fund has issued, in a private placement, 10,000 shares of beneficial interest to Franklin Resources, Inc., at $10.00 per share. These shares have been designated as "initial shares". In the event that any of the initial shares of the fund are redeemed during the organization cost amortization period, the redemption proceeds will be reduced by any unamortized organization and registration expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.








FRANKLIN FLOATING RATE TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE FRANKLIN FLOATING RATE TRUST:

We have audited the accompanying statement of assets and liabilities of the Franklin Floating Rate Trust (the Fund) as of September 8, 1997. The financial statement is the responsibility of the Fund's management . Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of September 8, 1997, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

San Francisco, California
September 19, 1997








                         FRANKLIN FLOATING RATE TRUST
                          PART C - OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

      (1)   FINANCIAL STATEMENTS:

            Included in Parts A/B:

            Report of Independent Auditors

            Statement of Assets and Liabilities

      (2)   EXHIBITS:

            (a)   Agreement and Declaration of Trust
                  Incorporated by Reference to:
                  Registration Statement on Form N-2
                  File No.  333-30131
                  Filing Date:  June 27, 1997

            (b)   By-Laws
                  Incorporated by Reference to:
                  Registration Statement on Form N-2
                  File No.  333-30131
                  Filing Date:  June 27, 1997

            (c)   Not Applicable

            (d)   Not Applicable

            (e)   Not Applicable

            (f)   Not Applicable

            (g)   (1)   Form of Management Agreement

                  (2)   Form of Fund Administration Agreement

            (h)   (1)   Form of Distribution Agreement

                  (2) Form of Dealer Agreement between Franklin/Templeton Distributors, Inc. and Securities Dealers [to be filed by amendment]

            (i)   Not Applicable

            (j)   Form of Custodian Agreement

            (k)   Not Applicable

            (l)   Opinion and Consent of Counsel

            (m)   Not Applicable

            (n)   Consent of Independent Auditors

            (o)   Not Applicable

            (p)   Form of Letter of Investment Intent

            (q)   Not Applicable

            (r)   Not Applicable

            (s)   Power of Attorney dated May 13, 1997
                  Incorporated by Reference to:
                  Registration Statement on Form N-2
                  File No.  333-30131
                  Filing Date:  June 27, 1997

ITEM 25.  MARKETING ARRANGEMENTS

      None

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

      Securities and Exchange Commission Fees....................  $ 30,303
      Printing and Engraving Expenses............................     8,800
      Legal Fees.................................................   120,000
      Accounting Expenses........................................     4,000
      Blue Sky Filing Fees and Expenses..........................    12,000

      Total......................................................  $175,103

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Not Applicable

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

None

ITEM 29.  INDEMNIFICATION

      Under Article III, Section 7 of Registrant's Agreement and Declaration of Trust, if any shareholder or former shareholder of Registrant (each, a "Shareholder") shall be exposed to liability by reason of a claim or demand relating to his or her being or having been a Shareholder, and not because of his or her acts or omissions, the Shareholder or former Shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Registrant against all loss and expense arising from such claim or demand.

      Under Article VII, Section 2 of Registrant's Agreement and Declaration of Trust, the Trustees of Registrant (each, a "Trustee," and collectively, the "Trustees") shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, the investment manager or principal underwriter of the Registrant, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Registrant out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee's performance of his or her duties as a Trustee of the Registrant; provided that nothing contained in Registrant's Agreement and Declaration of Trust shall indemnify, hold harmless or protect any Trustee from or against any liability to the Registrant or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      (a) Franklin Advisers, Inc.

      See "Who Manages the Fund?"

The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information please see Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-26292) incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are kept by the Registrant or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

ITEM 32. MANAGEMENT SERVICES

      Not Applicable

ITEM 33. UNDERTAKINGS

      (1) Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if-

            (a) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or

            (b) The net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

      (2)   Registrant undertakes:

            (a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

                        (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

                        (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                        (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

            b. that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

            c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      3. Registrant further undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.


                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Mateo, and the State of California, on the 7th day of October, 1997.

                              FRANKLIN FLOATING RATE TRUST
                                       (Registrant)
                              BY /S/ RUPERT H. JOHNSON, JR., PRESIDENT
                                     Rupert H. Johnson, Jr., President

Pursuant to the requirements of the Securities Act of 1933 this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                       TITLE                    DATE

CHARLES B. JOHNSON*             Trustee &                October 7, 1997
Charles B. Johnson              Chairman of
                                the Board

FRANK H. ABBOTT, III*           Trustee                  October 7, 1997
Frank H. Abbott, III

HARRIS J. ASHTON*               Trustee                  October 7, 1997
Harris J. Ashton

RUPERT H. JOHNSON, JR.*         Trustee                  October 7, 1997
Rupert H. Johnson, Jr.          & President

MARTIN L. FLANAGAN*             Principal                October 7, 1997
Martin L. Flanagan              Financial Officer

DIOMEDES LOO-TAM*               Principal                October 7, 1997
Diomedes Loo-Tam                Accounting Officer

S. JOSEPH FORTUNATO*            Trustee                  October 7, 1997
S. Joseph Fortunato

FRANK W. T. LAHAYE*             Trustee                  October 7, 1997
Frank W. T. LaHaye

DAVID W. GARBELLANO*            Trustee                  October 7, 1997
David W. Garbellano

GORDON S. MACKLIN*              Trustee                  October 7, 1997
Gordon S. Macklin


*BY  /s/ Larry L. Greene, Attorney-in-Fact
     (Pursuant to Power of Attorney previously filed)




                         FRANKLIN FLOATING RATE TRUST
                            REGISTRATION STATEMENT
                                EXHIBIT INDEX

Exhibit No.       Description                              Location

EX-99.2a          Agreement and Declaration of Trust      *

EX-99.2b          By-Laws                                 *

EX-99.2g(1)       Form of Management Agreement            Attached

EX-99.2g(2)       Form of Fund Administration Agreement   Attached

EX-99.2h(1)       Form of Distribution Agreement          Attached

EX-99.2h(2)       Form of Dealer Agreement between        (to be filed by
                  Franklin/Templeton Distributors, Inc.   amendment)
                  and Securities Dealers

EX-99.2j          Form of Custodian Agreement             Attached

EX-99.2l          Opinion and Consent of Counsel          Attached

EX-99.2n          Consent of Independent Auditors         Attached

EX-99.2p          Form of Letter of Investment Intent     Attached

EX-99.2s          Power of Attorney dated May 13, 1997    *
*Incorporated by Reference